Exhibit 3.38

NOTARIAL DEED OF A DUTCH LIMITED PARTNERSHIP

(COMMANDITAIRE VENNOOTSCHAP)

TRONOX HOLDINGS EUROPE C.V.

This day, the twentieth day of November, two thousand seven, appeared before me, Ingrid de Haan, hereinafter referred to as: “civil law notary”, acting as substitute of Steven van der Waal, civil law notary officiating in The Hague, the Netherlands:

Petrus Pancratius de Quay, born in Heerlen, the Netherlands, on the twelfth day of June, nineteen hundred sixty-six, employed at the offices of Bird & Bird in The Hague, the Netherlands, with address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.	Tronox Holdings, Inc., a company incorporated under the laws of the state of Delaware of the United States of America, having its primary address at One Leadership Square, 211 N. Robinson, Suite 300, Oklahoma City OK 73216, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America, hereinafter referred to as: the “Managing Partner”; and

2.	Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware of the United States of America, having its primary address at One Leadership Square, 211 N. Robinson, Suite 300, Oklahoma City OK 73216, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America, hereinafter referred to as: the “Limited Partner”.

The appearing person, acting as aforementioned, declared that the Managing Partner and the Limited Partner intend to be jointly active in the business relating to several investments. Thereto, they have agreed as follows:

Agreement, Name, Seat

Article 1

1.

The Managing Partner and the Limited Partner hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel)

with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner (Beherend Vennoot), and the Limited Partner shall act as the limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partner hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.

2.	The name of the limited partnership is: Tronox Holdings Europe C.V., hereinafter to be referred to as: the “Partnership”.

3.	The Partnership has its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands.

4.	In this Notarial Deed, unless the context indicates otherwise, references to the singular include a reference to the plural and vice versa.

Objects

Article 2

The objects of the Partnership are:

a.	to acquire, possess, manage, sell, exchange, transfer, alienate, issue and trade in shares and other certificates of participation, bonds, funds, promissory notes, debentures, bills of exchange and other evidences of indebtedness and other securities;

b.	to contract, and to grant money loans and to give security for the fulfillment of the obligations of the Partnership or of third parties;

c.	to acquire:

•	patents, designs, secret processes or formulas, trademarks and the like;

•	royalties for the use of industrial, commercial or scientific equipment;

•	remunerations for the rendering of technical assistance, managerial support and other services;

d.	to invest its assets either directly or indirectly in real property and rights, situated or established outside the Netherlands which includes to acquire, own, manage, hire, let, rent, lease, parcel out, drain, develop, build upon, alienate, encumber and exploit of this real property;

e.	the trade in, including the import and export and the future businesses, and to finish and process raw materials, minerals, metals, half and final manufactures and final products of any sort and under every name possible;

f.	the representation and the management of the interests of third parties; and

g.	to perform, as principal, agent, commission agent, manager and/or administrator, everything that is related to the foregoing or may be useful or necessary thereto, which includes to participate, to acquire and to co-operate in any other enterprises or legal entities with similar or related objects.

Ownership Interest, Participations, Capital Contribution, Capital Accounts and Current Account

Article 3

1.	The Managing Partner shall have an interest in the Partnership of one-tenth percent (0.1%) whereas the Limited Partner shall have a total interest of ninety-nine and nine-tenth percent (99.9%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	The Partners shall make contributions in kind or in cash to the Partnership after the date hereof. For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The Managing Partner contributes to the Partnership cash in the amount of one Euro (EUR 1.00) and its know-how, expertise and working capacity. The Limited Partner contributes to the Partnership cash in the amount of nine hundred ninety-nine Euro (EUR 999.00). The capital account of each Partner as defined in paragraph 4 of this article 3 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be increased.

4.	A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each participation a depository receipt shall be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 3 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

8.	The Limited Partner shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partner shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.

Transfer of Ownership Interest, Admission and substitution of Partners, Participation in and by other partnerships

Article 4

1.	Neither Partner shall have the right to sell, assign, encumber, mortgage, hypothecate, transfer or otherwise dispose of its Ownership Interest (in whole or in part) without the prior written unanimous consent of all Partners.

2.	Admission to the Partnership of a new partner (limited or managing partner) or substitution of one of the Partners, either a Managing Partner or a Limited Partner shall always be subject to the unanimous prior written approval of all Partners.

3.	In case a Partner is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all the partners (limited or managing partner) of such Partner—hereinafter referred to as: the “Upper-tier Partners”.

4.	In case a limited partner of the Partnership is a transparent entity according to Dutch tax principles, any admission and/or substitution of an Upper-tier Partner shall require the prior written unanimous consent of all the Partners and all of the Upper-tier Partners.

5.	If the Partnership has become a partner of another entity which is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all of the partners (limited partners and managing partners) of such entity—hereinafter referred to as: the “Lower-tier Partners”.

6.	In case the Partnership wishes to become a partner (whether as a limited partner or as a managing partner) of another entity which is a transparent entity according to Dutch tax principles, or in case another entity which is a transparent entity according to Dutch tax principles wishes to become a partner in the Partnership, such other entity’s partnership agreement, statute, clauses, bylaws or other governing document or agreement, whichever applies, has to contain provisions similar to this article 4.

7.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner without the prior written unanimous consents required under this article 4 shall be null and void.

8.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner does not cause the Partnership to terminate or dissolve.

9.	Any admission or substitution of a Partner, Upper-tier Partner or a Lower-tier Partner as referred to in this article 4, shall include proposed capital contributions and repayments of capital contributions on a non-pro rata basis and any transfers of interests in the Partnership among Partners.

10.	By signing the registration and/or de-registration in the register referred to in article 3, paragraph 1 of this agreement the new partner or the substituting partner, as the case may be, shall have unconditionally agreed to be subject to and be bound by all the provisions of this agreement as if originally a party thereto, as per the date of such signing, or as of such other effective date as explicitly provided in this agreement.

11.	Any and all Partners hereby undertake to take any and all necessary and appropriate actions required to perfect the transfer and assignment of the ownership interest following an assignment, a withdrawal or a substitution as provided for in this agreement.

12.	To that effect the Partners hereby grant one another full power of attorney to perform any and all legal and other acts that are deemed necessary and/or desirable in order to effect a transfer and/or assignment as referred to hereinabove.

Authority to represent and act on behalf of the Partnership

Article 5

1.	The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership (beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). The Limited Partner shall not have the powers described in the previous sentence.

2.	Notwithstanding paragraph 1 of this article 5 the following legal actions require the prior unanimous approval of the Partners:

•	pledge any of the Partnership’s assets or otherwise guarantee the debts or performance of any contract or obligation of third parties;

•	establish or close branches or offices of the Partnership;

•	alienate participations;

•	sell or encumber real estate or rights relating therewith;

•	borrow money, assume (bank) credits for any amount;

•	lend money to third parties for any amount;

•	entering into credit agreements; and

•	making investments for any amount.

3.	Notwithstanding paragraphs 1 and 2 of this article 5, upon prior unanimous approval of all existing Partners, a limited power of attorney may be granted to other persons or entities authorizing them to exercise any of the above mentioned legal actions for a specified period, or to terminate such a power.

Partner meetings

Article 6

1.	An ordinary Partner meeting shall be held annually within six (6) months after the close of the financial year of the Partnership. During this ordinary Partner meeting, if the annual accounts and profit and loss statement of the Partnership have been presented, they will be discussed, determined and approved by the Partner meeting. Approval of the annual accounts shall discharge the Managing Partner for the performance of its duties. Each Partner has the right to call an extra-ordinary Partner meeting. At least fourteen (14) days prior to the Partner meeting the Partners shall be notified by the Managing Partner in writing with respect to the time, date and place of the Partner meeting as well as the agenda.

2.	At a Partner meeting each Partner will have one vote for each of his participations as referred to in article 3, paragraph 4 of this agreement.

3.	Any action required or permitted to be taken at any Partner meeting may be taken outside such a Partner meeting, provided however a written consent is signed to this effect by each of the Partners.

4.	The Partner meeting will in any case be held outside the Netherlands.

5.	The Managing Partner will act as chairman of the Partner meeting. If the Partnership has more than one Managing Partner, the Managing Partners shall appoint one of them to act as chairman of this meeting.

Financial Year, Annual Accounts, Profit and Loss

Article 7

1.	The financial year of the Partnership is equal to the calendar year. The first financial year runs from this day until the last day of December from the current calendar year.

2.	The corporate and financial records as well as the bookkeeping of the Partnership is kept by and accounted by the Managing Partner in accordance with generally accepted accounting principles recognized in the Netherlands consistently applied.

3.	Within three (3) months after the end of the financial year of the Partnership, the Managing Partner shall prepare the un-audited annual accounts of the Partnership consisting of a balance sheet as of December thirty-first of said year as well as a profit and loss statement.

4.	The net profits of the Partnership of the fiscal year to be determined in accordance with Dutch general accounting principles consistently applied shall be divided between the Partners in proportion with its respective Ownership Interest and the net losses of the Partnership shall be borne by the Partners in proportion with its respective Ownership Interest.

Termination, Continuance and Liquidation

Article 8

1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 6 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated.

3.	In the event one of the Managing Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, (iii) starts involuntary or voluntary liquidation or dissolution proceedings, (iv) materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner. In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this section, unless otherwise prescribed by Dutch law.

4.	In the event one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, (iii) starts involuntary or voluntary liquidation or dissolution proceedings or (iv) materially breaches any of the provisions set forth herein:

a.	the Partnership is terminated automatically with regard to this Limited Partner;

b.	The Ownership Interest of the Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this section.

5.	If the Partnership will be terminated partially (only with respect to the Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

6.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator. Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and plan of liquidation.

7.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner; and

(iii)	any reserve remaining after the return of the capital accounts shall be distributed amongst the Partners in proportion with their Ownership Interest.

8.	The provisions of article 4 shall apply to this article 9 accordingly.

Miscellaneous

Article 9

1.	The Partnership shall be interpreted, construed and governed in accordance with the laws of the Netherlands.

2.	Any dispute that may arise between the Partners of the Partnership shall be exclusively submitted to the District Court of Rotterdam, the Netherlands.

3.	There shall be no modification, amendment, change or alteration of the Partnership unless same shall be reflected in a written instrument executed by all Partners.

4.	The Partnership shall be binding upon and insure to the benefit of all Partners and their respective heirs, beneficiaries, legal representatives, successors, and assignees.

5.	All notices or other communications shall be made in writing by personal delivery, by registered or certified airmail, postage prepaid or by facsimile addressed to the recipient at its address as set forth in the appearance of this deed which address may be changed from time to time by notice delivered in accordance with this article.

POWER OF ATTORNEY

The powers of attorney granted to the appearing person are evidenced by two (2) written powers of attorney, which are attached to this deed.

CLOSE

The appearing person is known to me, civil law notary.

WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague, the Netherlands, on the date first written above.

Prior to the execution of this deed, I, civil law notary, informed the appearing person of the substance of the deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result for the parties from the contents of this deed.

Subsequently, the appearing person declared to have taken note of the contents of this deed after timely being given the opportunity thereto and waived a full reading of this deed.

Immediately after a limited reading, this deed was signed by the appearing person and me, civil law notary.

(Followed by signatures)

ISSUED FOR TRUE COPY, by me, Ingrid de Haan, acting as substitute of Steven van der Waal, civil law notary officiating in The Hague, the Netherlands. The Hague, the Netherlands, November 20, 2007

AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT

TRONOX HOLDINGS EUROPE C.V.

On this day, the nineteenth day of September, two thousand and eight, appeared before me, Renatus Martinus Rieter, civil law notary officiating at Amsterdam, the Netherlands:

Monique Johanna Engelina Klein Kiskamp, born in Enschede, the Netherlands on the first day of January nineteen hundred seventy-three, for these purposes electing as her place of residence the office of the aforementioned notary, Strawinskylaan 3051, 1077 ZX Amsterdam, for the purposes hereof acting as a written attorney of:

1.	Tronox Holdings, Inc., a company incorporated under the laws of the state of Delaware, United States of America, having its primary address at One Leadership Square, 211 N. Robinson, Suite 300, Oklahoma City OK 73216, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America, hereinafter referred to as: the “Managing Partner”; and

2.	Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at One Leadership Square, 211 N. Robinson, Suite 300, Oklahoma City OK 73216, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America, hereinafter referred to as: the “Limited Partner”.

The appearing person, acting as aforementioned, declared:

WHEREAS:

a.	The Managing Partner and the Limited Partner together constitute a limited partnership (commanditaire vennootschap) under the laws of the Netherlands: Tronox Holdings Europe C.V. (the “Partnership”), entered into on the twentieth day of November, two thousand seven, by a notarial deed executed before a substitute of Steven van der Waal, civil law notary, officiating in The Hague, the Netherlands (the “Limited Partnership Agreement”), a copy of which is attached to this deed as Annex I;

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b.	the Limited Partner is the limited partner (stille vennoot) and the Managing Partner is the managing partner (beherend vennoot) of the Partnership;

c.	the Managing Partner has an interest in the Partnership of one-tenth percent (0.1%) whereas the Limited Partner has a total interest of ninety-nine and nine-tenth percent (99.9%) in the Partnership;

d.	parties wish to change article 8 of the Limited Partnership Agreement;

e.	the parties wish to consent to the transaction mentioned above under d. in writing and amend the Limited Partnership Agreement accordingly by this written instrument (the “Amendment”);

f.	this Amendment can also be qualified as a resolution in writing of the Partner meeting in accordance with article 6, paragraph 3 of the Limited Partnership Agreement;

g.	the Partnership interests have not been encumbered with a right of pledge or any other limited right, except for a first priority disclosed right of pledge (openbaar pandrecht eerste in rang) over sixty-five percent (65%) of the Partnership interests of both the Managing Partner and the Limited Partner, created in favour of Lehman Commercial Paper Inc., a corporation organized and existing under the laws of the state of New York, United States of America, which corporation has granted its prior written consent to the Amendment (and the resolution of the Partner meeting contained therein), as appears from a notice dated the ##th day of September, two thousand and eight, a copy of which is attached to this deed as Annex II;

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Parties agree that article 8 of the Limited Partnership Agreement shall be amended with effect of today and shall henceforth read as follows:

“1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 7 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated.

3.	In the event one of the Managing Partners materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner.

In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this paragraph 3, unless otherwise prescribed by Dutch law.

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4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of the Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.

5.	For the avoidance of doubt, in the event one of the Managing Partners or one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, or (iii) starts involuntary or voluntary liquidation or dissolution proceedings (each such event an “Insolvency Event”), the Partnership shall not be terminated upon occurrence of an Insolvency Event, nor shall the Partnership be terminated partially with regard to the Limited Partner or Managing Partner subject to such an Insolvency Event.

6.	If the Partnership will be terminated partially (only with respect to a Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

7.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator. Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and a plan of liquidation.

8.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner;

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DEED OF CHANGE OF MANAGING PARTNER, NOVATION AND DISTRIBUTION

RELATING TO TRONOX HOLDINGS EUROPE C.V.

On this day, the twenty-eighth day of October, two thousand and ten, appeared before me, Renatus Martinus Rieter, civil law notary officiating in The Hague, The Netherlands:

Pauline Marije Vos, born at Zwolle, the Netherlands, on the fifth day of October nineteen hundred seventy, employed at Bird & Bird in the Hague, The Netherlands, with office address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.	Tronox B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, having its corporate seat at Amsterdam, the Netherlands and having its business address at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, registered with the trade register of the Chambers of Commerce in Amsterdam under nr. 34134165 acting: (a) in its own name (as such “Tronox B.V.”) and (b) as managing partner (beherend vennoot) and for the risk and benefit of:

Tronox Holdings Europe C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands, and registered with the Dutch trade register under number: 24424862, this partnership hereinafter referred to as: the “Partnership”;

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2.

Tronox Holdings, Inc., a company incorporated under the laws of the state of Delaware, United States of America, having its primary address at 3301 NW 150th, Oklahoma City OK 73134, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America (“Tronox Holdings”), acting as limited partner (stille vennoot) of the Partnership;

3.	Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at One Leadership Square, 211 N. Robinson, Suite 300, Oklahoma City OK 73216, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 19801, United States of America, (“Tronox Worldwide”); and

4.	Tronox Pigments (Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, having its corporate seat at Amsterdam, the Netherlands and having its business address at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, registered with the trade register of the Chambers of Commerce in Amsterdam under nr. 34132314 (“Tronox Pigments Netherlands”).

The appearing person, acting as aforementioned, declared:

WHEREAS:

(A)	The Partnership was established by notarial deed dated the twentieth day of November two thousand and seven by and between Tronox Holdings as the managing partner (beherend vennoot) and Tronox Worldwide as the limited partner (stille vennoot) and was amended by notarial deed dated the nineteenth day of September two thousand and eight executed before R.M. Rieter, civil law notary in Amsterdam (the “Partnership Agreement”).

(B)	Pursuant to a notarial deed executed on the nineteenth day of May two thousand and ten before Renatus Martinus Rieter, civil law notary officiating in The Hague, the Netherlands (“Notary”), the Partnership Agreement was further amended and Tronox Worldwide became the managing partner of the Partnership and Tronox Holdings became the limited partner of the Partnership. The Partnership Agreement, as further amended on the aforementioned nineteenth day of May two thousand and ten, is attached hereto as Annex I.

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(C)	Furthermore, pursuant to a second notarial deed executed on the nineteenth day of May two thousand and ten before the Notary, Tronox Worldwide (the sole shareholder of Tronox B.V.), novated the Partnership Agreement to Tronox B.V. and (in connection with this novation) transferred its interest in the Partnership to Tronox B.V. by way of voluntary non-stipulated share premium contribution on its shares in Tronox BV, so that (i) Tronox B.V. replaced, as per the nineteenth day of May two thousand and ten, Tronox Worldwide as the managing partner of the Partnership, (ii) Tronox Worldwide withdrew (uittreden) from the Partnership; and (iii) and Tronox B.V. as the new managing partner and Tronox Holdings as the limited partner continued (voortzetten) the Partnership, under the terms and conditions as laid down in the Partnership Agreement.

(D)	Pursuant to article 3 paragraph 9 of the Partnership Agreement, the managing partner and the limited partner (together the “Partners”) jointly have legal title to and beneficial ownership of the assets of the Partnership in proportion to each Partner’s interest in the Partnership (each such partnership interest a “Partnership Interest”). As per the date hereof, Tronox Holding’s Partnership Interest is one-tenth percent (0.1%) (and consequently, Tronox B.V. is legally (juridisch) and beneficially (economisch) entitled to one-tenth percent (0.1%) of the Partnership’s assets) and Tronox B.V.’s Partnership Interest is ninety-nine and nine-tenth percent (99.9%) (and consequently, Tronox B.V. is Tronox B.V. is legally and beneficially entitled to ninety-nine and nine-tenth percent (99.9%) of the Partnership’s assets).

(E)	The assets of the Partnership include the entire issued share capital of Tronox Pigments Netherlands B.V. (“Tronox Pigments Netherlands”), consisting of two hundred and one (201) shares, each with a nominal value of EUR 100. With a view to article 3 paragraph 9 of the Partnership Agreement, two hundred (200) of the shares in Tronox Pigments Netherlands, numbered 1 up to and including 200, (the “Tronox Pigments Netherlands Shares”) to Tronox Worldwide are legally and beneficially owned by Tronox B.V. and one (1) share in Tronox Pigments Netherlands is legally and beneficially owned by Tronox Holdings.

(F)	The parties hereto (the “Parties”) have agreed that, subject to the terms and conditions laid down in this notarial deed and agreement (the “Deed”), Tronox B.V., acting as managing partner of the Partnership, shall novate and assign the Partnership Agreement to Tronox Worldwide so that Tronox Worldwide will, as per the date hereof (the “Effective Date”), replace Tronox B.V. as the managing partner of the Partnership and Tronox B.V. shall withdraw (uittreden) from the Partnership (the “Novation”).

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(G)	The Parties hereto (the “Parties”) have furthermore agreed that, subject to the terms and conditions laid down in this Deed:

(i)	Tronox B.V.’s Partnership Interest (including the Tronox Pigments Netherlands Shares) shall, in connection with said Novation, be assigned, distributed and transferred to Tronox Worldwide by way of a distribution in kind on the shares held by Tronox Worldwide in Tronox B.V. (the “Tronox BV Shares”); and

(ii)	Tronox Worldwide, as the new managing partner and Tronox Holdings as the limited partner shall continue (voortzetten), under the terms and conditions as laid down in the Partnership Agreement, the Partnership.

(H)	The Parties acknowledge that the Partnership Interests have not been encumbered with a right of pledge or any other limited right.

(I)	The Parties acting in their capacity of Partners of the Partnership, hereby resolve and agree that this Deed shall be deemed to qualify as a written resolution by the Partner meeting as referred to in clause 6 paragraph 3 of the Partnership Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Article 1

Change of Managing Partner; Novation Partnership Agreement and continuation of the Partnership

1.1	The Parties agree that as of the Effective Date, Tronox Worldwide shall be the managing partner (beherend vennoot) of the Partnership and Tronox Holdings shall be the limited partner (stille vennoot) of the Partnership. The Ownership Interest (as defined in the Partnership agreement) of Tronox Worldwide and of Tronox Holdings shall not change.

1.2	The Parties furthermore agree that the Partnership Agreement is hereby novated to Tronox Worldwide so that:

(a)	Tronox Worldwide is substituted for Tronox B.V. (who hereby withdraws from the Partnership) as a party, more specifically as the managing partner, under the Partnership Agreement (the “Substitution”);

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(b)	the Partnership is hereby continued (voortgezet) by and between Tronox Worldwide as the new managing partner and Tronox Holdings as the limited partner on the same terms and conditions as laid down in the Partnership Agreement attached as Annex I to this Deed, which Partnership Agreement continues as an agreement between Tronox Worldwide as the managing partner one the one hand and Tronox Holdings as the limited partner on the other hand on the same terms and conditions except that references to Tronox B.V. as the managing partner will be read and construed as if they were references to Tronox Worldwide as the managing partner of the Partnership;

(c)	Tronox Worldwide is bound by and shall comply with the provisions of the Partnership Agreement and assumes all of the rights and benefits of Tronox Worldwide under the Partnership Agreement.

1.3	The Parties acknowledge that the Novation and Substitution in the manner as laid down in this Deed (may) deviate from the provisions regarding admission and substitution of a Partner as laid down in clause 4 (more specifically clause 4 paragraph 9) of the Partnership Agreement. To the extent required, the Parties hereby explicitly grant their consent to the Novation and Substitution in the manner as laid down in this Deed and agree that upon signing of this Deed, thereby effectuating of the Novation, the Substitution as well as the Distribution referred to in Clause 2 below, the Partnership shall be released and discharged from its obligation to repay Tronox B.V. its capital contribution and Tronox Worldwide shall be released and discharged from its obligation to make a capital contribution to the Partnership.

Distribution in kind of the Partnership Interest to Tronox Worldwide

Article 2

2.1	In connection with the Novation, Tronox B.V. hereby assigns, distributes and transfers its Partnership Interest to Tronox Worldwide including inter alia the Tronox Pigments Netherlands Shares, who hereby accepts from Tronox B.V., the Partnership Interest including inter alia the Tronox Pigments Netherlands Shares, as a distribution in kind from the share premium reserve on the Tronox BV Shares (the “Distribution”).

2.2	The Parties acknowledge and agree that the Partnership Interest is assigned, distributed and transferred by Tronox B.V. to Tronox Worldwide against book value of such Partnership Interest and that the share premium reserve (agio reserve) of Tronox B.V. permits such Distribution.

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2.3	The Partnership Interest is economically for the account and risk of Tronox Worldwide as of the date of this Deed.

2.4	Tronox Pigments Netherlands hereby acknowledges the transfer of the Tronox Pigments Netherlands Shares to Tronox Worldwide and shall cause such transfer to be entered into its shareholders’ register.

2.5	The blocking provision (blokkeringsregeling) in the articles of association of Tronox Pigments Netherlands, requiring the approval of the general meeting of shareholders, has been observed, as appears from the attached document (Annex II).

2.6	The provisions of section 2:204c DCC do not apply with regard to the Distribution embodied in this Deed, since there is no consideration to be paid for the distributed Partnership Interest, and moreover, Tronox B.V. has been registered with the Trade Register in the Netherlands for more than two (2) years.

Article 3

Entire Agreement

This Deed, together with the documents referred to in it and including any agreements resulting here from, contains the entire agreement between the Parties relating to the transactions contemplated by this Deed and supersedes all prior drafts, previous agreements, arrangements and understandings, whether in writing or oral, between the Parties relating to these transactions except to the extent that they are repeated in this Deed.

Article 4

Amendments

This Deed may not be amended, supplemented or changed except by a written instrument signed by the Parties, nor may any provision of this Deed be waived, except by a written instrument making specific reference to this Deed signed by the Party against whom enforcement of any such amendment, supplement, change or waiver is sought.

Article 5

Assignment

None of the rights or obligations under this Deed may be assigned or transferred without the prior written consent of all of the Parties.

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Article 6

Severability

If one or more provisions of this Deed is held by any court of competent jurisdiction to be, wholly or partially, illegal, void invalid or unenforceable, the remaining provisions shall remain in force. The Parties undertake to replace the invalid or the unenforceable provisions of this Deed by provisions which are effective and which - taking into account the object and purpose of this Deed - deviate as little as possible from the invalid provisions.

Article 7

Rescission

The Parties waive their respective rights to rescind this Deed.

Article 8

Further assurance

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this Deed.

Article 9

Governing law and competent court

9.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands.

9.2	Any issue or dispute, controversy or claim arising out of or in connection with this Deed, or the breach, termination or invalidity thereof, whether any such disputes are contractual or non contractual in nature, shall be submitted to the competent courts in The Hague, the Netherlands.

POWERS OF ATTORNEY/ATTACHMENTS

1.	The powers of attorney granted to the appearing person are evidenced by two (4) written powers of attorney, which are attached to this deed.

2.	Furthermore to this deed attached is the Partnership Agreement (Annex I) and the approval of the shareholders of Tronox Pigments Netherlands for the transfer of the Tronox Pigments Netherlands Shares (Annex II).

FINAL PROVISION

The appearing person is known to me, civil law notary.

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WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague on the date first written above.

Prior to the execution of this Deed, I, civil law notary, informed the appearing person of the substance of the Deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result from this Deed.

Subsequently, the appearing person declared to have taken note of the contents of this Deed after timely being given the opportunity thereto and waived a full reading of this Deed.

Immediately after a limited reading, this Deed was signed by the appearing person and me, civil law notary.

(Signed by the appearing person and the notary.)

ISSUED AS TRUE COPY

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DEED OF ADHERENCE, TRANSFER

AND AMENDMENT TO PARTNERSHIP AGREEMENT

TRONOX HOLDINGS EUROPE C.V.

On this day, the twenty-fifth day of June, two thousand and twelve, appeared before me, Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), The Netherlands:

Pauline Marije Vos, born at Zwolle, the Netherlands on the fifth day of October nineteen hundred seventy, employed at Bird & Bird, LLP, in The Hague, the Netherlands, with office address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.	Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America (“Tronox Worldwide”); for the purposes hereof acting: as managing partner (beherend vennoot) of and as such in the name and on behalf of: Tronox Holdings Europe C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands, and registered with the Dutch trade register under number: 24424862, this partnership hereinafter referred to as: the “Partnership”,

2.	Tronox Holdings, Inc., a company incorporated under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 1980, United States of America, registered with the Secretary of State of the State of Delaware under number 2061208 (“Tronox Holdings”), for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership;

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3.	Tronox Limited (ACN 153 348 111), a public company limited by shares and incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“Tronox Ltd”), for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership; and

4.	Tronox Global Holdings Pty Ltd (ACN 154 691 826), a proprietary company limited by shares incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“TGH”).

Tronox Worldwide, Tronox Holdings and Tronox Ltd also jointly referred to as: the “Partners” and separately the “Partner”,

Tronox Worldwide, Tronox Holdings, Tronox Ltd and TGH also jointly referred to as: the “Parties”.

The appearing person, acting as aforementioned, declared:

WHEREAS:

(A)	The Partnership was established by notarial deed dated the twentieth day of November two thousand and seven, as amended by notarial deeds dated (i) the nineteenth day of September, two thousand and eight, (ii) the nineteenth day of May, two thousand and ten and (iii) the twenty-second day of June, two thousand and twelve (the “Partnership Agreement”). As of the twenty-eighth day of October, two thousand and ten, Tronox Worldwide is the managing partner of the Partnership.

(B)	Pursuant to article 3 paragraph 9 of the Partnership Agreement, the managing partner and the limited partners (together the “Partners”) jointly have legal title to and beneficial ownership of the assets of the Partnership in proportion to each Partner’s interest in the Partnership (each such partnership interest a “Partnership Interest”). As per the date hereof, Tronox Worldwide’s Partnership Interest is thirty-nine and nine-hundred ninety-six thousandth percent (39.996%), Tronox Holdings’ Partnership Interest is four-thousandth percent (0.004%) (the “Tronox Holdings’ Partnership Interest”) and Tronox Ltd’s Partnership Interest is sixty percent (60.000%).

(C)

Tronox Holdings wishes to cease being a partner in the Partnership and to assign and transfer the Tronox Holdings’ Partnership Interest to TGH who wishes to become a partner and adhere to the Partnership Agreement. After the adherence of TGH to the Partnership Agreement and transfer of the Tronox Holdings’ Partnership Interest, Tronox Worldwide’s Partnership Interest will be thirty-nine

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and nine-hundred ninety-six thousandth percent (39.996%), TGHs’ Partnership Interest will be four-thousandth percent (0.004%) and Tronox Ltd’s Partnership Interest will be sixty percent (60.000%).

(D)	The change in Partnership Interests will be effectuated by way of (i) TGH becoming a partner to the Partnership, and Tronox Holdings ceasing to be a partner to the Partnership, and (ii) assignment, distribution and transfer of the Tronox Holdings’ Partnership Interest by Tronox Holdings to TGH.

(E)	Currently, Tronox Worldwide, Tronox Holdings and Tronox Ltd are the sole members of Tronox Holdings Coöperatief U.A., a cooperative (coöperatie) with excluded liability organised under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, and with business address: Prof. Gerbrandyweg 2, 3197KK Rotterdam-Botlek, the Netherlands, registered in the trade register under number 55056113, (the “Coop”).

(F)	The assets of the Partnership include the member capital account in the Coop of Tronox Holdings (the “Tronox Holdings Member Capital Account”).

(G)	The change in Partnership Interest as referred to under (D) will also include (i) TGH becoming a member to the Coop, and Tronox Holdings ceasing to be a member to the Coop, and (ii) assignment, and transfer of by Tronox Holdings to TGH of the Tronox Holdings Member Capital Account.

(H)	In connection with the entering of TGH to the Partnership Agreement, the Partners and TGH have (inter alia) agreed that TGH shall become a partner of the Partnership and adhere to the Partnership Agreement.

(I)	In connection with the changes in Partnership Interests, the Parties wish to amend the Partnership Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Article 1

Adherence and Cease to the Partnership Agreement

1.1	TGH hereby becomes a party to the Partnership Agreement as a limited partner (commanditaire vennoot) with a legal title to and beneficial ownership of the assets of the Partnership for four-thousandth percent (0.004%) and shall, as from the date hereof, observe, perform and be bound by all terms and conditions of the Partnership Agreement.

1.2	Each of the Partners hereby accepts TGH as a party to the Partnership Agreement as a limited partner (commanditaire vennoot) as from the date hereof and hereby covenants that TGH shall be entitled, as from the date hereof, to the benefit of the terms of the Partnership Agreement.

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1.3	Per the same moment TGH becomes a party to the Partnership Agreement, Tronox Holdings ceases to be a party to the Partnership Agreement, and shall no longer be entitled to the benefit of the terms of the Partnership Agreement. Each of the Partners hereby dismisses Tronox Holdings as a party to the Partnership Agreement as per that moment.

1.4	The Partners and TGH hereby agree that pursuant to the adherence of TGH as a limited partner (commanditaire vennoot) to the Partnership Agreement, the Partnership Interests will be as follows:

•	the Partnership Interest of Tronox Ltd will be sixty percent (60.000%);

•	the Partnership Interest of TGH will be four thousandth percent (0.004%); and

•	the Partnership Interest of Tronox Worldwide will thirty-nine and nine-hundred ninety-six thousandth percent (39.996%).

1.5	The unanimous written prior approval of the Partners for the admission of TGH as a limited partner (commanditaire vennoot) to the Partnership Agreement was, in accordance with article 4 of the Partnership Agreement, granted on the twenty-second day of June two thousand twelve (the “Partner Resolution”). A (fax) copy of the Partner Resolution is attached to this Deed as Annex I.

1.6	Pursuant to a deed of pledge of Partnership Interests, executed on the eighth day of February two thousand and twelve, between Tronox Worldwide and Tronox Holdings, acting for themselves and as partners of the Partnership as pledgors and Goldman Sachs Bank USA as pledgee (the “Bank”) and the Partnership, represented by Tronox Worldwide as managing partner (beherend vennoot), the Tronox Holdings’ Partnership Interest and the Tronox Worldwide’s Partnership Interest are subject to a first priority disclosed right of pledge (openbaar pandrecht eerste in rang) for the benefit of the Bank (the “Pledge Deed”). The Bank has, in accordance with 4.4.1 of the Pledge Deed, granted its prior written consent to the Partner Resolution. A (fax) copy of the consent is attached to this Deed as Annex II.

Article 2

Admission and Dismissal to the Coop

2.1	Tronox Worldwide, Tronox Holdings and Tronox Ltd currently are the sole members of the Coop. TGH hereby requests admission to the Coop. In conformity with article 4.1 of the articles of association of the Coop, and as permitted by article 21.1 of the articles of association of the Coop, Tronox Worldwide, Tronox Holdings and Tronox Ltd hereby unanimously resolve to grant admission to TGH as member of the Coop as per the moment the transfer as referred to in article 3 becomes effective, which admission hereby is accepted by TGH.

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TGH, as new member of the Coop, hereby declares to have considered and acquainted itself with the articles of association of the Coop.

2.2	Pursuant to article 6.1 (d) of the articles of association of the Coop, Tronox Holdings will cease to be a member of the Coop as per the moment the transfer as referred to in article 3 becomes effective.

2.3	Tronox Holdings and TGH will notify the Coop of the change of membership and will ask the Coop to register the same in its members’ register.

Article 3

Transfer Partnership Interests

3.1	Tronox Holdings hereby assigns, distributes and transfers the Tronox Holdings Partnership Interest, including (inter alia) the Tronox Holdings Member Capital Account, to TGH, and TGH hereby accepts the Tronox Holdings Partnership Interest, including (inter alia) the Tronox Holdings Member Capital Account.

3.2	Tronox Holdings and TGH acknowledge and agree that the Tronox Holdings Partnership Interest, including (inter alia) the Tronox Holdings Member Capital Account are assigned, distributed and transferred to TGH against book value thereof.

3.3	The assigned distributed and transferred Tronox Holdings Partnership Interest, including (inter alia) the Tronox Holdings Member Capital Account are economically for the account and risk of TGH as per the date hereof.

Article 4

Amendment to Partnership Agreement

In connection with the adherence of TGH as limited partner (commanditaire vennoot) to the Partnership Agreement, the Partners have resolved, in the aforementioned Partner Resolution, to amend the Partnership Agreement and hereby wish to amend the Partnership Agreement as follows:

Article 3.1 of the Partnership Agreement shall be amended and shall read as follows:

“1.	The Managing Partner, being Tronox Worldwide LLC shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Global Holdings Pty Ltd shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.”

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The Partners and TGH hereby establish that, after the amendment, the full text of the Partnership Agreement reads as follows:

“Agreement, Name, Seat

Article 1

1.	The Managing Partner and the Limited Partners hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel) with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner (Beherend Vennoot), and each of the Limited Partners shall act as a limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partners hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.

2.	The name of the limited partnership is: Tronox Holdings Europe C.V., hereinafter to be referred to as: the “Partnership”.

3.	The Partnership has its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands.

4.	In this Notarial Deed, unless the context indicates otherwise, references to the singular include a reference to the plural and vice versa.

Objects

Article 2

The objects of the Partnership are:

a.	to acquire, possess, manage, sell, exchange, transfer, alienate, issue and trade in shares and other certificates of participation, bonds, funds, promissory notes, debentures, bills of exchange and other evidences of indebtedness and other securities;

b.	to contract, and to grant money loans and to give security for the fulfillment of the obligations of the Partnership or of third parties;

c.	to acquire:

•	patents, designs, secret processes or formulas, trademarks and the like;

•	royalties for the use of industrial, commercial or scientific equipment;

•	remunerations for the rendering of technical assistance, managerial support and other services;

d.	to invest its assets either directly or indirectly in real property and rights, situated or established outside the Netherlands which includes to acquire, own, manage, hire, let, rent, lease, parcel out, drain, develop, build upon, alienate, encumber and exploit of this real property;

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e.	the trade in, including the import and export and the future businesses, and to finish and process raw materials, minerals, metals, half and final manufactures and final products of any sort and under every name possible;

f.	the representation and the management of the interests of third parties; and

g.	to perform, as principal, agent, commission agent, manager and/or administrator, everything that is related to the foregoing or may be useful or necessary thereto, which includes to participate, to acquire and to co-operate in any other enterprises or legal entities with similar or related objects.

Ownership Interest, Participations, Capital Contribution, Capital Accounts and Current Account

Article 3

1.	The Managing Partner, being Tronox Worldwide LLC shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Global Holdings Pty Ltd shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The capital account of each Partner as defined in paragraph 4 of this article 3 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be increased.

4.	A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each participation a depository receipt can be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 3 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

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5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

8.	The Limited Partners shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partners shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.

Transfer of Ownership Interest, Admission and substitution of Partners, Participation in and by other partnerships

Article 4

1.	Neither Partner shall have the right to sell, assign, encumber, mortgage, hypothecate, transfer or otherwise dispose of its Ownership Interest (in whole or in part) without the prior written unanimous consent of all Partners.

2.	Admission to the Partnership of a new partner (limited or managing partner) or substitution of one of the Partners, either a Managing Partner or a Limited Partner shall always be subject to the unanimous prior written approval of all Partners.

3.	In case a Partner is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all the partners (limited or managing partner) of such Partner - hereinafter referred to as: the “Upper-tier Partners”.

4.	In case a limited partner of the Partnership is a transparent entity according to Dutch tax principles, any admission and/or substitution of an Upper-tier Partner shall require the prior written unanimous consent of all the Partners and all of the Upper-tier Partners.

5.	If the Partnership has become a partner of another entity which is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all of the partners (limited partners and managing partners) of such entity - hereinafter referred to as: the “Lower-tier Partners”.

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6.	In case the Partnership wishes to become a partner (whether as a limited partner or as a managing partner) of another entity which is a transparent entity according to Dutch tax principles, or in case another entity which is a transparent entity according to Dutch tax principles wishes to become a partner in the Partnership, such other entity’s partnership agreement, statute, clauses, bylaws or other governing document or agreement, whichever applies, has to contain provisions similar to this article 4.

7.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner without the prior written unanimous consents required under this article 4 shall be null and void.

8.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner does not cause the Partnership to terminate or dissolve.

9.	Any admission or substitution of a Partner, Upper-tier Partner or a Lower-tier Partner as referred to in this article 4, shall include proposed capital contributions and repayments of capital contributions on a non-pro rata basis and any transfers of interests in the Partnership among Partners.

10.	By signing the registration and/or de-registration in the register referred to in article 3, paragraph 1 of this agreement the new partner or the substituting partner, as the case may be, shall have unconditionally agreed to be subject to and be bound by all the provisions of this agreement as if originally a party thereto, as per the date of such signing, or as of such other effective date as explicitly provided in this agreement.

11.	Any and all Partners hereby undertake to take any and all necessary and appropriate actions required to perfect the transfer and assignment of the ownership interest following an assignment, a withdrawal or a substitution as provided for in this agreement.

12.	To that effect the Partners hereby grant one another full power of attorney to perform any and all legal and other acts that are deemed necessary and/or desirable in order to effect a transfer and/or assignment as referred to hereinabove.

Authority to represent and act on behalf of the Partnership

Article 5

1.

The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership

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(beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). A Limited Partner shall not have the powers described in the previous sentence.

2.	Notwithstanding paragraph 1 of this article 5 the following legal actions require the prior unanimous approval of the Partners:

•	pledge any of the Partnership’s assets or otherwise guarantee the debts or performance of any contract or obligation of third parties;

•	establish or close branches or offices of the Partnership;

•	alienate participations;

•	sell or encumber real estate or rights relating therewith;

•	borrow money, assume (bank) credits for any amount;

•	lend money to third parties for any amount;

•	entering into credit agreements; and

•	making investments for any amount.

3.	Notwithstanding paragraphs 1 and 2 of this article 5, upon prior unanimous approval of all existing Partners, a limited power of attorney may be granted to other persons or entities authorizing them to exercise any of the above mentioned legal actions for a specified period, or to terminate such a power.

Partner meetings

Article 6

1.	An ordinary Partner meeting shall be held annually within six (6) months after the close of the financial year of the Partnership. During this ordinary Partner meeting, if the annual accounts and profit and loss statement of the Partnership have been presented, they will be discussed, determined and approved by the Partner meeting. Approval of the annual accounts shall discharge the Managing Partner for the performance of its duties. Each Partner has the right to call an extra-ordinary Partner meeting. At least fourteen (14) days prior to the Partner meeting the Partners shall be notified by the Managing Partner in writing with respect to the time, date and place of the Partner meeting as well as the agenda.

2.	At a Partner meeting each Partner will have one vote for each of his participations as referred to in article 3, paragraph 4 of this agreement.

3.	Any action required or permitted to be taken at any Partner meeting may be taken outside such a Partner meeting, provided however a written consent is signed to this effect by each of the Partners.

4.	The Partner meeting will in any case be held outside the Netherlands.

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5.	The Managing Partner will act as chairman of the Partner meeting. If the Partnership has more than one Managing Partner, the Managing Partners shall appoint one of them to act as chairman of this meeting.

Financial Year, Annual Accounts, Profit and Loss

Article 7

1.	The financial year of the Partnership is equal to the calendar year.

2.	The corporate and financial records as well as the bookkeeping of the Partnership is kept by and accounted by the Managing Partner in accordance with generally accepted accounting principles recognized in the Netherlands consistently applied.

3.	Within three (3) months after the end of the financial year of the Partnership, the Managing Partner shall prepare the un-audited annual accounts of the Partnership consisting of a balance sheet as of December thirty-first of said year as well as a profit and loss statement.

4.	The net profits of the Partnership of the fiscal year to be determined in accordance with Dutch general accounting principles consistently applied shall be divided between the Partners in proportion with its respective Ownership Interest and the net losses of the Partnership shall be borne by the Partners in proportion with its respective Ownership Interest.

Termination, Continuance and Liquidation

Article 8

1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 7 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated

3.	In the event one of the Managing Partners materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner.

In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this paragraph 3, unless otherwise prescribed by Dutch law.

4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

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a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of this Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.

5.	For the avoidance of doubt, in the event one of the Managing Partners or one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, or (iii) starts involuntary or voluntary liquidation or dissolution proceedings, the Partnership shall not be entirely terminated upon occurrence of an event as described in this paragraph 5, nor shall the Partnership be immediately terminated partially with regard to this Partner.

6.	If the Partnership will be terminated partially (only with respect to a Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

7.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator.

Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and a plan of liquidation.

8.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner, and

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(iii)	any reserve remaining after the return of the capital accounts shall be distributed amongst the Partners in proportion with their Ownership Interest.

9.	The provisions of article 4 shall apply accordingly to this article 8.

Miscellaneous

Article 9

1.	The Partnership shall be interpreted, construed and governed in accordance with the laws of the Netherlands.

2.	Any dispute that may arise between the Partners of the Partnership shall be exclusively submitted to the District Court of Rotterdam, the Netherlands.

3.	There shall be no modification, amendment, change or alteration of the Partnership unless same shall be reflected in a written instrument executed by all Partners.

4.	The Partnership shall be binding upon and insure to the benefit of all Partners and their respective heirs, beneficiaries, legal representatives, successors, and assignees.

5.	All notices or other communications shall be made in writing by personal delivery, by registered or certified airmail, postage prepaid or by facsimile addressed to the recipient at its address as set forth in the appearance of this deed which address may be changed from time to time by notice delivered in accordance with this article.”

Article 5

Entire Agreement

This Deed, together with the documents referred to in it and including any agreements resulting here from, contains the entire agreement between the Parties relating to the transactions contemplated by this Deed and supersedes all prior drafts, previous agreements, arrangements and understandings, whether in writing or oral, between the Parties relating to these transactions except to the extent that they are repeated in this Deed.

Article 6

Amendments

This Deed may not be amended, supplemented or changed except by a written instrument signed by the Parties, nor may any provision of this Deed be waived, except by a written instrument making specific reference to this Deed signed by the Party against whom enforcement of any such amendment, supplement, change or waiver is sought.

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Article 7

Assignment

None of the rights or obligations under this Deed may be assigned or transferred without the prior written consent of all of the Parties.

Article 8

Severability

If one or more provisions of this Deed is held by any court of competent jurisdiction to be, wholly or partially, illegal, void invalid or unenforceable, the remaining provisions shall remain in force. The Parties undertake to replace the invalid or the unenforceable provisions of this Deed by provisions which are effective and which - taking into account the object and purpose of this Deed - deviate as little as possible from the invalid provisions.

Article 9

Rescission

The Parties waive their respective rights to rescind this Deed.

Article 10

Further assurance

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this Deed and the effectuation of the transfer envisaged by this Deed.

Article 11

Governing law and competent court

11.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands.

11.2	Any issue or dispute, controversy or claim arising out of or in connection with this Deed, or the breach, termination or invalidity thereof, whether any such disputes are contractual or non contractual in nature, shall be submitted to the competent courts in The Hague, the Netherlands.

POWERS OF ATTORNEY/ATTACHMENTS

1.	The powers of attorney granted to the appearing person are evidenced by four (4) written powers of attorney, which are attached to this deed.

2.	Furthermore to this deed attached are (fax)copies of:

a.	the Partner Resolution (Annex I);

b.	the consent of the Bank (Annex II)

FINAL PROVISION

The appearing person is known to me, civil law notary.

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WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague (‘s-Gravenhage), The Netherlands, on the date first written above.

Prior to the execution of this Deed, I, civil law notary, informed the appearing person of the substance of the Deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result from this Deed.

Subsequently, the appearing person declared to have taken note of the contents of this Deed after timely being given the opportunity thereto and waived a full reading of this Deed.

Immediately after a limited reading, this deed was signed by the appearing person and me, civil law notary at five hours and thirty minutes post meridiem and becomes effective as per that time.

Signed by the appearing person and the Notary

ISSUE FOR TRUE COPY

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DEED OF ADHERENCE, CONTRIBUTION

AND AMENDMENT TO PARTNERSHIP AGREEMENT

TRONOX HOLDINGS EUROPE C.V.

On this day, the twenty-second day of June, two thousand and twelve, appeared before me, Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), The Netherlands:

Ilona Maria Kraan, born in Leiden, the Netherlands on the twentieth day of August nineteen hundred sixty-four, employed at Bird & Bird, LLP, in The Hague, the Netherlands, with office address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.	Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America (“Tronox Worldwide”); for the purposes hereof acting: as managing partner (beherend vennoot) of and as such in the name and on behalf of: Tronox Holdings Europe C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands, and registered with the Dutch trade register under number: 24424862, this partnership hereinafter referred to as: the “Partnership”,

2.	Tronox Holdings, Inc., a company incorporated under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America and its registered office at 1209 Orange Street, Wilmington, DE 1980, United States of America, registered with the Secretary of State of the State of Delaware under number 2061208 (“Tronox Holdings”), for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership,

Tronox Worldwide and Tronox Holdings also jointly referred to as: the “Partners” and separately the “Partner”,

3.	Tronox Limited (ACN 153 348 111), a public company limited by shares and incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“Tronox Ltd”), and

4.	Tronox Global Holdings Pty Ltd (ACN 154 691 826), a proprietary company limited by shares incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“TGH”); and

5.	Tronox Holdings Coöperatief U.A., a cooperative (coöperatie) with excluded liability organised under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, and with business address: Prof. Gerbrandyweg 2, 3197KK Rotterdam-Botlek, the Netherlands, registered in the trade register under number 55056113, (the “Coop”).

Tronox Worldwide, Tronox Holdings, Tronox Ltd, TGH and Coop also jointly referred to as: the “Parties”.

The appearing person, acting as aforementioned, declared:

WHEREAS:

(A)	The Partnership was established by notarial deed dated the twentieth day of November two thousand and seven, as amended by notarial deed dated the nineteenth day of September, two thousand and eight and further amended by notarial deed dated the nineteenth day of May, two thousand and ten (the “Partnership Agreement”). As of the twenty-eighth day of October, two thousand and ten, Tronox Worldwide is the managing partner of the Partnership.

(B)	Pursuant to article 3 paragraph 9 of the Partnership Agreement, the managing partner and the limited partner (together the “Partners”) jointly have legal title to and beneficial ownership of the assets of the Partnership in proportion to each Partner’s interest in the Partnership (each such partnership interest a “Partnership interest”). As per the date hereof, Tronox Holdings’ Partnership Interest is one-tenth percent (0.1%) and Tronox Worldwide’s Partnership Interest is ninety-nine and nine-tenth percent (99.9%).

(C)	Tronox Ltd wishes to become a partner and adhere to the Partnership Agreement with a legal title to and beneficial ownership of the assets of the Partnership for sixty percent (60.000%). After the adherence of Tronox Ltd to the Partnership Agreement, Tronox Holdings’ Partnership Interest will be four-thousandth percent (0.004%) and Tronox Worldwide’s Partnership Interest will be thirty-nine and nine-hundred ninety-six thousandth percent (39.996%).

(D)	The change in Partnership Interests will be effectuated by way of assignment, distribution and transfer of fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Partnership Interest, including (inter alia) the conditional transfer of fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Member Capital Account (as defined below), and ninety-six thousandth percent (0.096%) of the Tronox Holdings Partnership Interest (as defined below), including (inter alia) the conditional transfer of ninety-six thousandth percent (0.096%) of the Tronox Holdings Member Capital Account, to Tronox Ltd.

(E)	Tronox Ltd has, pursuant to a agreement by and between Tronox Ltd (as creditor) and TGH (as debtor) dated the 15th day of June 2012, a copy of which is attached hereto as Annex I, a claim on TGH in the total amount of five billion nine hundred fourteen million eight hundred seventy seven thousand four hundred eighty eight United States Dollars and seventy one United States Dollar cents (5,914,877,488.71). Part of this claim, that is an amount of one hundred sixty three million eight hundred sixty nine thousand nine hundred forty eight Euros and ninety three Euro cents (EUR 163,869,948.93) (the “TGH Claim”).

(F)	In connection with the entering of Tronox Ltd to the Partnership Agreement, the Partners and Tronox Ltd have (inter alia) agreed that Tronox Ltd shall become a partner of the Partnership and adhere to the Partnership Agreement. Tronox Ltd shall assign, transfer and contribute to the Partnership: the TGH Claim by way of contribution in kind (the “Partnership Contribution”), all under the terms and conditions laid down in this agreement and deed of assignment, transfer and contribution (the “Deed”).

(G)	In connection with the changes in Partnership Interests, the Parties wish to amend the Partnership Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Article 1

Adherence to the Partnership Agreement

1.1	Tronox Ltd hereby agrees to become a party to the Partnership Agreement as a limited partner (commanditaire vennoot) with a legal title to and beneficial ownership of the assets of the Partnership for sixty percent (60.000%) and that it shall, as from the date hereof, observe, perform and be bound by all terms and conditions of the Partnership Agreement.

1.2	Each of the Partners hereby accept Tronox Ltd as a party to the Partnership Agreement as a limited partner (commanditaire vennoot) as from the date hereof and hereby convenants that Tronox Ltd shall be entitled, as from the date hereof, to the benefit of the terms of the Partnership Agreement.

1.3	The Partners and Tronox Ltd hereby agree that pursuant to the adherence of Tronox Ltd as a limited partner (commanditaire vennoot) to the Partnership Agreement, the Partnership Interests will be as follows:

•	the Partnership Interest of Tronox Ltd will be sixty percent (60.000%);

•	the Partnership Interest of Tronox Holdings will be four thousandth percent (0.004%); and

•	the Partnership Interest of Tronox Worldwide will thirty-nine and nine-hundred ninety-six thousandth percent (39,996%).

1.4	The unanimous written prior approval of the Partners for the admission of Tronox Ltd as a limited partner (commanditaire vennoot) to the Partnership Agreement was, in accordance with article 4 paragraph 3 of the Partnership Agreement, granted on the tweny-first day of June two thousand twelve (the “Partner Resolution”). A (fax) copy of the Partner Resolution is attached to this Deed as Annex II.

1.5	Pursuant to a deed of pledge of Partnership Interests, executed on the eighth day of February two thousand and twelve, between Tronox Worldwide and Tronox Holdings, acting for themselves and as partners of the Partnership as pledgors and Goldman Sachs Bank USA as pledgee (the “Bank”) and the Partnership, represented by Tronox Worldwide as managing partner (beherend vennoot), the Tronox Holdings’ Partnership Interest and the Tronox Worldwide’s Partnership Interest are subject to a first priority disclosed right of pledge (openbaar pandrecht eerste in rang) for the benefit of the Bank (the “Pledge Deed”). The Bank has, in accordance with 4.4.1 of the Pledge Deed, granted its prior written consent to the Partner Resolution.

Article 2

Contribution and assignment of the TGH Claim to the Partnership

2.1	Tronox Ltd, acting in its own name, hereby contributes and assigns the TGH Claim to the Partnership as a capital contribution to the Partnership, which contribution and assignment is hereby acknowledged and accepted by Tronox Worldwide, acting as the managing partner (beherend vennoot) of the Partnership, subject to and in accordance with the provisions as laid down in this Deed.

2.2	The TGH Claim is economically for the account and risk of the Partnership as per today.

2.3	The contribution and assignment of the TGH Claim includes all rights and obligations associated with the position of the creditor of the TGH Claim, including all ancillary rights attached to the TGH Claim, such as interest.

2.4	The Parties agree that as per today, Tronox Ltd is substituted by the Partnership (represented by Tronox Worldwide as the managing partner (beherend vennoot)) as the creditor of the TGH Claim and that the TGH Claim takes effect as an agreement on the same terms and conditions except that references to Tronox Ltd as creditor of the TGH Claim will be read and construed as if they were references to the Partnership.

2.5	TGH herewith explicitly grants, as far as necessary, its cooperation to the contribution and assignment, of the TGH Claim to the Partnership and accepts the Partnership instead of Tronox Ltd as its creditor under the TGH Claim.

Article 3

Transfer Partnership Interests

3.1	The assets of the Partnership include the member capital account of Tronox Worldwide in the Coop (the “Tronox Worldwide Member Capital Account”) and the member capital account of Tronox Holdings in the Coop (the “Tronox Holdings Member Capital Account”).

3.2	Tronox Worldwide hereby assigns, distributes and transfers fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Partnership Interest, including (inter alia) fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Member Capital Account, to Tronox Ltd, provided that fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Member Capital Account will be assigned, distributed and transferred under the condition precedent (opschortende voorwaarde) of Tronox Ltd being admitted as a member of the Coop and the execution of the deed of amendment of the articles of association of the Coop in which will be provided for the possibility of transfer of a member capital account to another member (the “Amendment of the Articles”).

3.3	Tronox Holdings hereby assigns, distributes and transfers ninety-six thousandth percent (0.096%) of the Tronox Holdings Partnership Interest, including (inter alia) ninety-six thousandth percent (0.096%) of the Tronox Holdings Member Capital Account, to Tronox Ltd, provided that ninety-six thousandth percent (0.096%) of the Tronox Holdings Member Capital Account will be assigned, distributed and transferred under the condition precedent (opschortende voorwaarde) of Tronox Ltd being admitted as a member of the Coop and the execution of the Amendment of the Articles.

3.4	The Partners and Tronox Ltd acknowledge and agree that fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Partnership Interest and ninety-six thousandth percent (0.096%) of the Tronox Holdings Partnership Interest are (conditionally) assigned, distributed and transferred to Tronox Ltd against book value of such Partnership Interest.

3.5	The assigned distributed and transferred fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Partnership Interest and ninety-six thousandth percent (0.096%) of the Tronox Holdings Partnership Interest are economically for the account and risk of Tronox Ltd as per the date hereof.

3.6	The Coop hereby explicitly acknowledges the (conditional) transfer of ninety-six thousandth percent (0.096%) of the Tronox Holdings Member Capital Account and fifty-nine and nine hundred and four thousandth percent (59.904%) of the Tronox Worldwide Member Capital Account shall cause the required notes to be entered into its members’ register.

Article 4

Amendment to Partnership Agreement

In connection with the adherence of Tronox Ltd as limited partner (commanditaire vennoot) to the Partnership Agreement, the Partners have resolved, in the aforementioned Partner Resolution, to amend the Partnership Agreement and hereby wish to amend the Partnership Agreement as follows:

I.	Article 1 paragraph 1 of the Partnership Agreement shall be amended and shall read as follows:

“1.	The Managing Partner and the Limited Partners hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel) with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner (Beherend Vennoot), and each of the Limited Partners shall act as a limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partners hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.”

II.	Article 3 of the Partnership Agreement shall be amended and shall read as follows:

1.	The Managing Partner shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Holdings shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The capital account of each Partner as defined in paragraph 4 of this article 4 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be increased.

4.	A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each participation a depository receipt can be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 4 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

8.	The Limited Partners shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partners shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.”

III.	Article 5 paragraph 1 of the Partnership Agreement shall be amended and shall read as follows:

“1.	The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership (beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). A Limited Partner shall not have the powers described in the previous sentence.”

III.	Article 8 paragraph 4 of the Partnership Agreement shall be amended and shall read as follows:

“4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of this Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.”

Article 5

Partnership Agreement

The Partners and Tronox Ltd hereby establish that, after the amendment, the full text of the Partnership Agreement reads as follows:

“Agreement, Name, Seat

Article 1

1.	The Managing Partner and the Limited Partners hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel) with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner (Beherend Vennoot), and each of the Limited Partners shall act as a limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partners hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.

2.	The name of the limited partnership is: Tronox Holdings Europe C.V., hereinafter to be referred to as: the “Partnership”.

3.	The Partnership has its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands.

4.	In this Notarial Deed, unless the context indicates otherwise, references to the singular include a reference to the plural and vice versa.

Objects

Article 2

The objects of the Partnership are:

a.	to acquire, possess, manage, sell, exchange, transfer, alienate, issue and trade in shares and other certificates of participation, bonds, funds, promissory notes, debentures, bills of exchange and other evidences of indebtedness and other securities;

b.	to contract, and to grant money loans and to give security for the fulfillment of the obligations of the Partnership or of third parties;

c.	to acquire:

•	patents, designs, secret processes or formulas, trademarks and the like;

•	royalties for the use of industrial, commercial or scientific equipment;

•	remunerations for the rendering of technical assistance, managerial support and other services;

d.	to invest its assets either directly or indirectly in real property and rights, situated or established outside the Netherlands which includes to acquire, own, manage, hire, let, rent, lease, parcel out, drain, develop, build upon, alienate, encumber and exploit of this real property;

e.	the trade in, including the import and export and the future businesses, and to finish and process raw materials, minerals, metals, half and final manufactures and final products of any sort and under every name possible;

f.	the representation and the management of the interests of third parties; and

g.	to perform, as principal, agent, commission agent, manager and/or administrator, everything that is related to the foregoing or may be useful or necessary thereto, which includes to participate, to acquire and to co-operate in any other enterprises or legal entities with similar or related objects.

Ownership Interest, Participations, Capital Contribution, Capital Accounts and Current Account

Article 3

1.	The Managing Partner shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Holdings shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The capital account of each Partner as defined in paragraph 4 of this article 3 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be Increased.

4.	A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each participation a depository receipt can be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 3 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

8.	The Limited Partners shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partners shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.

Transfer of Ownership Interest, Admission and substitution of Partners, Participation in and by other partnerships

Article 4

1.	Neither Partner shall have the right to sell, assign, encumber, mortgage, hypothecate, transfer or otherwise dispose of its Ownership Interest (in whole or in part) without the prior written unanimous consent of all Partners.

2.	Admission to the Partnership of a new partner (limited or managing partner) or substitution of one of the Partners, either a Managing Partner or a Limited Partner shall always be subject to the unanimous prior written approval of all Partners.

3.	In case a Partner is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all the partners (limited or managing partner) of such Partner- hereinafter referred to as: the “Upper-tier Partners”.

4.	In case a limited partner of the Partnership is a transparent entity according to Dutch tax principles, any admission and/or substitution of an Upper-tier Partner shall require the prior written unanimous consent of all the Partners and all of the Upper-tier Partners.

5.	If the Partnership has become a partner of another entity which is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all of the partners (limited partners and managing partners) of such entity-hereinafter referred to as: the “Lower-tier Partners”.

6.

In case the Partnership wishes to become a partner (whether as a limited partner or as a managing partner) of another entity which is a transparent entity according to Dutch tax principles, or in case another entity which is a transparent entity according to Dutch tax principles wishes to become a partner in the Partnership, such other entity’s partnership agreement, statute, clauses, bylaws or other governing document or agreement, whichever applies, has to contain provisions similar to this article 4.

7.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner without the prior written unanimous consents required under this article 4 shall be null and void.

8.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner does not cause the Partnership to terminate or dissolve.

9.	Any admission or substitution of a Partner, Upper-tier Partner or a Lower-tier Partner as referred to in this article 4, shall include proposed capital contributions and repayments of capital contributions on a non-pro rata basis and any transfers of interests in the Partnership among Partners.

10.	By signing the registration and/or de-registration in the register referred to in article 3, paragraph 1 of this agreement the new partner or the substituting partner, as the case may be, shall have unconditionally agreed to be subject to and be bound by all the provisions of this agreement as if originally a party thereto, as per the date of such signing, or as of such other effective date as explicitly provided in this agreement.

11.	Any and all Partners hereby undertake to take any and all necessary and appropriate actions required to perfect the transfer and assignment of the ownership interest following an assignment, a withdrawal or a substitution as provided for in this agreement.

12.	To that effect the Partners hereby grant one another full power of attorney to perform any and all legal and other acts that are deemed necessary and/or desirable in order to effect a transfer and/or assignment as referred to hereinabove.

Authority to represent and act on behalf of the Partnership

Article 5

1.	The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership (beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). A Limited Partner shall not have the powers described in the previous sentence.

2.	Notwithstanding paragraph 1 of this article 5 the following legal actions require the prior unanimous approval of the Partners:

•	pledge any of the Partnership’s assets or otherwise guarantee the debts or performance of any contract or obligation of third parties;

•	establish or close branches or offices of the Partnership;

•	alienate participations;

•	sell or encumber real estate or rights relating therewith;

•	borrow money, assume (bank) credits for any amount;

•	lend money to third parties for any amount;

•	entering into credit agreements; and

•	making investments for any amount.

3.	Notwithstanding paragraphs 1 and 2 of this article 5, upon prior unanimous approval of all existing Partners, a limited power of attorney may be granted to other persons or entities authorizing them to exercise any of the above mentioned legal actions for a specified period, or to terminate such a power.

Partner meetings

Article 6

1.	An ordinary Partner meeting shall be held annually within six (6) months after the close of the financial year of the Partnership. During this ordinary Partner meeting, if the annual accounts and profit and loss statement of the Partnership have been presented, they will be discussed, determined and approved by the Partner meeting. Approval of the annual accounts shall discharge the Managing Partner for the performance of its duties. Each Partner has the right to call an extra-ordinary Partner meeting. At least fourteen (14) days prior to the Partner meeting the Partners shall be notified by the Managing Partner in writing with respect to the time, date and place of the Partner meeting as well as the agenda.

2.	At a Partner meeting each Partner will have one vote for each of his participations as referred to in article 3, paragraph 4 of this agreement.

3.	Any action required or permitted to be taken at any Partner meeting may be taken outside such a Partner meeting, provided however a written consent is signed to this effect by each of the Partners.

4.	The Partner meeting will in any case be held outside the Netherlands.

5.	The Managing Partner will act as chairman of the Partner meeting. If the Partnership has more than one Managing Partner, the Managing Partners shall appoint one of them to act as chairman of this meeting.

Financial Year, Annual Accounts, Profit and Loss

Article 7

1.	The financial year of the Partnership is equal to the calendar year.

2.	The corporate and financial records as well as the bookkeeping of the Partnership is kept by and accounted by the Managing Partner in accordance with generally accepted accounting principles recognized in the Netherlands consistently applied.

3.	Within three (3) months after the end of the financial year of the Partnership, the Managing Partner shall prepare the un-audited annual accounts of the Partnership consisting of a balance sheet as of December thirty-first of said year as well as a profit and loss statement.

4.	The net profits of the Partnership of the fiscal year to be determined in accordance with Dutch general accounting principles consistently applied shall be divided between the Partners in proportion with its respective Ownership Interest and the net losses of the Partnership shall be borne by the Partners in proportion with its respective Ownership Interest.

Termination, Continuance and Liquidation

Article 8

1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 7 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated.

3.	In the event one of the Managing Partners materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner.

In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this paragraph 3, unless otherwise prescribed by Dutch law.

4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of this Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.

5.	For the avoidance of doubt, in the event one of the Managing Partners or one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, or (iii) starts involuntary or voluntary liquidation or dissolution proceedings, the Partnership shall not be entirely terminated upon occurrence of an event as described in this paragraph 5, nor shall the Partnership be immediately terminated partially with regard to this Partner.

6.	If the Partnership will be terminated partially (only with respect to a Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

7.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator.

Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and a plan of liquidation.

8.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner; and

(iii)	any reserve remaining after the return of the capital accounts shall be distributed amongst the Partners in proportion with their Ownership Interest.

9.	The provisions of article 4 shall apply accordingly to this article 8.

Miscellaneous

Article 9

1.	The Partnership shall be interpreted, construed and governed in accordance with the laws of the Netherlands.

2.	Any dispute that may arise between the Partners of the Partnership shall be exclusively submitted to the District Court of Rotterdam, the Netherlands.

3.	There shall be no modification, amendment, change or alteration of the Partnership unless same shall be reflected in a written instrument executed by all Partners.

4.	The Partnership shall be binding upon and insure to the benefit of all Partners and their respective heirs, beneficiaries, legal representatives, successors, and assignees.

5.	All notices or other communications shall be made in writing by personal delivery, by registered or certified airmail, postage prepaid or by facsimile addressed to the recipient at its address as set forth in the appearance of this deed which address may be changed from time to time by notice delivered in accordance with this article.”

Article 5

Entire Agreement

This Deed, together with the documents referred to in it and including any agreements resulting here from, contains the entire agreement between the Parties relating to the transactions contemplated by this Deed and supersedes all prior drafts, previous agreements, arrangements and understandings, whether in writing or oral, between the Parties relating to these transactions except to the extent that they are repeated in this Deed.

Article 6

Amendments

This Deed may not be amended, supplemented or changed except by a written instrument signed by the Parties, nor may any provision of this Deed be waived, except by a written instrument making specific reference to this Deed signed by the Party against whom enforcement of any such amendment, supplement, change or waiver is sought.

Article 7

Assignment

None of the rights or obligations under this Deed may be assigned or transferred without the prior written consent of all of the Parties.

Article 8

Severability

If one or more provisions of this Deed is held by any court of competent jurisdiction to be, wholly or partially, illegal, void invalid or unenforceable, the remaining provisions shall remain in force. The Parties undertake to replace the invalid or the unenforceable provisions of this Deed by provisions which are effective and which - taking into account the object and purpose of this Deed - deviate as little as possible from the invalid provisions.

Article 9

Rescission

The Parties waive their respective rights to rescind this Deed.

Article 10

Further assurance

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this Deed and the effectuation of the Contributions envisaged by this Deed.

Article 11

Governing law and competent court

11.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands

11.2	Any Issue or dispute, controversy or claim arising out of or in connection with this Deed, or the breach, termination or invalidity thereof, whether any such disputes are contractual or non contractual in nature, shall be submitted to the competent courts in The Hague, the Netherlands.

POWERS OF ATTORNEY/ATTACHMENTS

1.	The powers of attorney granted to the appearing person are evidenced by five (5) written powers of attorney, which are attached to this deed.

2.	Furthermore to this deed attached are (fax)copies of:

a.	the THG Claim (Annex I);

b.	the Partner Resolution (Annex II)

FINAL PROVISION

The appearing person is known to me, civil law notary.

WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague (‘s-Gravenhage), The Netherlands, on the date first written above.

Prior to the execution of this Deed, I, civil law notary, informed the appearing person of the substance of the Deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result from this Deed.

Subsequently, the appearing person declared to have taken note of the contents of this Deed after timely being given the opportunity thereto and waived a full reading of this Deed.

Immediately after a limited reading, this deed was signed by the appearing person and me, civil law notary at nine hours ante meridiem and becomes effective as per that time.

(Signed by the person appearing and the Notary).

ISSUED AS TRUE COPY

AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT

(RELOCATION)

TRONOX HOLDINGS EUROPE C.V.

On this day, the twenty-fifth day of June, two thousand and twelve, appeared before me, Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), The Netherlands:

Pauline Marije Vos, born at Zwolle, the Netherlands on the fifth day of October nineteen hundred seventy, employed at Bird & Bird, LLP, in The Hague, the Netherlands, with office address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.

Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America (“Tronox Worldwide”); for the purposes hereof acting: as managing partner (beherend vennoot) of and as such in the name and on behalf of: Tronox Holdings Europe C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its registered office at Prof. Gerbrandyweg 2, 3197 KK Botlek, Rotterdam, the Netherlands, and registered with the Dutch trade register under number: 24424862, this partnership hereinafter referred to as: the “Partnership”,

2.	Tronox Limited (ACN 153 348 111), a public company limited by shares and incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“Tronox Ltd”), for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership; and

3.	Tronox Global Holdings Pty Ltd (ACN 154 691 826), a proprietary company limited by shares incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“TGH”) for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership.

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Tronox Worldwide, Tronox Ltd AND TGH also jointly referred to as: the “Partners” and separately the “Partner”

The appearing person, acting as aforementioned, declared:

WHEREAS:

(A).	Tronox Worldwide, Tronox Ltd and TGH together constitute a limited partnership (commanditaire vennootschap) under the laws of the Netherlands: Tronox Holdings Europe C.V. (the “Partnership”), entered into on the twentieth day of November, two thousand and seven, by a notarial deed executed before a substitute of Steven van der Waal, civil law notary, officiating in The Hague (‘s-Gravenhage), the Netherlands, registered with the trade register of the Chamber of Commerce under number 24424862 and which agreement was partially amended on the nineteenth day of September, two thousand and eight, by a notarial deed executed before Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), the Netherlands (at that time officiating in Amsterdam), and further amended by notarial deeds executed before the aforementioned civil law notary R.M. Rieter on the nineteenth day of May, two thousand and ten, on the twenty-second day of June, two thousand and twelve, and on the twenty-fifth day of June, two thousand and twelve (the “Limited Partnership Agreement”).

(B).	Tronox Worldwide is the managing partner (beherend vennoot) and TGH and Tronox Ltd each are a limited partner (stille vennoot) of the Partnership;

(C).	Tronox Worldwide has a total interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%) whereas TGH has a total interest in the Partnership of four thousandth percent (0.004%); and Tronox Ltd has a total interest in the Partnership of sixty percent (60.000%);

(D).	the Partners wish to change article 1 paragraph 3 of the Limited Partnership Agreement;

(E).	the Partners have resolved to amend the Limited Partnership Agreement on the twenty-second day of June two thousand and twelve, by way of resolution in writing of the Partner meeting in accordance with article 6, paragraph 3 of the Limited Partnership Agreement (the “Partnership Resolution”), a copy of which is attached to this deed as Annex II;

(F).	the Partners wish amend the Limited Partnership Agreement accordingly by this deed (the “Amendment”);

(G).	the Partnership interests have not been encumbered with a right of pledge or any other limited right, except for a first priority disclosed right of pledge (openbaar pandrecht eerste in rang) over hundred percent (100%) of the partnership interests of both the Managing Partner and the Limited Partner, created in favour of Goldman Sachs Bank USA, a New York chartered bank (the “Bank”) , The Bank has, in accordance with 4.4.1 of the Pledge Deed, granted its prior written consent to the Partnership Resolution. A (fax)copy of the consent is attached to this Deed as Annex II.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

Article 1

Amendment to Partnership Agreement

The Partners agree that article 1 paragraph 3 of the Limited Partnership Agreement shall be amended with effect of today and shall henceforth read as follows:

“3.	The Partnership has its registered office at One Brodie Hall Drive, Bentley, Western Australia, 6102 Australia.”

The Partners hereby establish that, after the amendment, the full text of the Partnership Agreement reads as follows:

“Agreement, Name, Seat

Article 1

1.	The Managing Partner and the Limited Partners hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel) with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner (Beherend Vennoot), and each of the Limited Partners shall act as a limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partners hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.

2.	The name of the limited partnership is: Tronox Holdings Europe C.V., hereinafter to be referred to as: the “Partnership”.

3.	The Partnership has its registered office at One Brodie Hall Drive, Bentley, Western Australia, 6102 Australia.

4.	In this Notarial Deed, unless the context indicates otherwise, references to the singular include a reference to the plural and vice versa.

Objects

Article 2

The objects of the Partnership are:

a.	to acquire, possess, manage, sell, exchange, transfer, alienate, issue and trade in shares and other certificates of participation, bonds, funds, promissory notes, debentures, bills of exchange and other evidences of indebtedness and other securities;

b.	to contract, and to grant money loans and to give security for the fulfillment of the obligations of the Partnership or of third parties;

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c.	to acquire:

•	patents, designs, secret processes or formulas, trademarks and the like;

•	royalties for the use of industrial, commercial or scientific equipment;

•	remunerations for the rendering of technical assistance, managerial support and other services;

d.	to invest its assets either directly or indirectly in real property and rights, situated or established outside the Netherlands which includes to acquire, own, manage, hire, let, rent, lease, parcel out, drain, develop, build upon, alienate, encumber and exploit of this real property;

e.	the trade in, including the Import and export and the future businesses, and to finish and process raw materials, minerals, metals, half and final manufactures and final products of any sort and under every name possible;

f.	the representation and the management of the interests of third parties; and

g.	to perform, as principal, agent, commission agent, manager and/or administrator, everything that is related to the foregoing or may be useful or necessary thereto, which includes to participate, to acquire and to co-operate In any other enterprises or legal entities with similar or related objects.

Ownership Interest, Participations, Capital Contribution, Capital Accounts and Current Account

Article 3

1.	The Managing Partner, being Tronox Worldwide LLC shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Global Holdings Pty Ltd shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as; the “Ownership Interest”, The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The capital account of each Partner as defined In paragraph 4 of this article 3 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be increased.

4.

A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each

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participation a depository receipt can be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 3 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

8.	The Limited Partners shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partners shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.

Transfer of Ownership Interest, Admission and substitution of Partners, Participation in and by other partnerships

Article 4

1.	Neither Partner shall have the right to sell, assign, encumber, mortgage, hypothecate, transfer or otherwise dispose of its Ownership Interest (in whole or in part) without the prior written unanimous consent of all Partners.

2.	Admission to the Partnership of a new partner (limited or managing partner) or substitution of one of the Partners, either a Managing Partner or a Limited Partner shall always be subject to the unanimous prior written approval of all Partners.

3.	In case a Partner is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all the partners (limited or managing partner) of such Partner—hereinafter referred to as: the “Upper-tier Partners”.

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4.	In case a limited partner of the Partnership is a transparent entity according to Dutch tax principles, any admission and/or substitution of an Upper-tier Partner shall require the prior written unanimous consent of all the Partners and all of the Upper-tier Partners.

5.	If the Partnership has become a partner of another entity which is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all of the partners (limited partners and managing partners) of such entity - hereinafter referred to as: the “Lower-tier Partners”

6.	In case the Partnership wishes to become a partner (whether as a limited partner or as a managing partner) of another entity which is a transparent entity according to Dutch tax principles, or in case another entity which is a transparent entity according to Dutch tax principles wishes to become a partner in the Partnership, such other entity’s partnership agreement, statute, clauses, bylaws or other governing document or agreement, whichever applies, has to contain provisions similar to this article 4.

7.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner without the prior written unanimous consents required under this article 4 shall be null and void.

8.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner does not cause the Partnership to terminate or dissolve.

9.	Any admission or substitution of a Partner, Upper-tier Partner or a Lower-tier Partner as referred to in this article 4, shall include proposed capital contributions and repayments of capital contributions on a non-pro rata basis and any transfers of interests in the Partnership among Partners.

10.	By signing the registration and/or de-registration in the register referred to in article 3, paragraph 1 of this agreement the new partner or the substituting partner, as the case may be, shall have unconditionally agreed to be subject to and be bound by all the provisions of this agreement as if originally a party thereto, as per the date of such signing, or as of such other effective date as explicitly provided in this agreement.

11.	Any and all Partners hereby undertake to take any and all necessary and appropriate actions required to perfect the transfer and assignment of the ownership interest following an assignment, a withdrawal or a substitution as provided for In this agreement.

12.	To that effect the Partners hereby grant one another full power of attorney to perform any and all legal and other acts that are deemed necessary and/or desirable in order to effect a transfer and/or assignment as referred to hereinabove.

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Authority to represent and act on behalf of the Partnership

Article 5

1.	The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership (beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). A Limited Partner shall not have the powers described in the previous sentence.

2.	Notwithstanding paragraph 1 of this article 5 the following legal actions require the prior unanimous approval of the Partners:

•	pledge any of the Partnership’s assets or otherwise guarantee the debts or performance of any contract or obligation of third parties;

•	establish or close branches or offices of the Partnership;

•	alienate participations;

•	sell or encumber real estate or rights relating therewith;

•	borrow money, assume (bank) credits for any amount;

•	lend money to third parties for any amount;

•	entering into credit agreements; and

•	making investments for any amount.

3.	Notwithstanding paragraphs 1 and 2 of this article 5, upon prior unanimous approval of all existing Partners, a limited power of attorney may be granted to other persons or entities authorizing them to exercise any of the above mentioned legal actions for a specified period, or to terminate such a power.

Partner meetings

Article 6

1.	An ordinary Partner meeting shall be held annually within six (6) months after the close of the financial year of the Partnership. During this ordinary Partner meeting, if the annual accounts and profit and loss statement of the Partnership have been presented, they will be discussed, determined and approved by the Partner meeting. Approval of the annual accounts shall discharge the Managing Partner for the performance of its duties. Each Partner has the right to call an extra-ordinary Partner meeting. At least fourteen (14) days prior to the Partner meeting the Partners shall be notified by the Managing Partner in writing with respect to the time, date and place of the Partner meeting as well as the agenda.

2.	At a Partner meeting each Partner will have one vote for each of his participations as referred to in article 3, paragraph 4 of this agreement.

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3.	Any action required or permitted to be taken at any Partner meeting may be taken outside such a Partner meeting, provided however a written consent is signed to this effect by each of the Partners.

4.	The Partner meeting will in any case be held outside the Netherlands.

5.	The Managing Partner will act as chairman of the Partner meeting. If the Partnership has more than one Managing Partner, the Managing Partners shall appoint one of them to act as chairman of this meeting.

Financial Year, Annual Accounts, Profit and Loss

Article 7

1.	The financial year of the Partnership is equal to the calendar year.

2.	The corporate and financial records as well as the bookkeeping of the Partnership is kept by and accounted by the Managing Partner in accordance with generally accepted accounting principles recognized in the Netherlands consistently applied.

3.	Within three (3) months after the end of the financial year of the Partnership, the Managing Partner shall prepare the un-audited annual accounts of the Partnership consisting of a balance sheet as of December thirty-first of said year as well as a profit and loss statement.

4.	The net profits of the Partnership of the fiscal year to be determined in accordance with Dutch general accounting principles consistently applied shall be divided between the Partners in proportion with its respective Ownership Interest and the net losses of the Partnership shall be borne by the Partners in proportion with its respective Ownership Interest.

Termination, Continuance and Liquidation

Article 8

1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 7 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated.

3.	In the event one of the Managing Partners materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner.

In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this paragraph 3, unless otherwise prescribed by Dutch law.

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4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of this Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.

5.	For the avoidance of doubt, in the event one of the Managing Partners or one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, or (iii) starts involuntary or voluntary liquidation or dissolution proceedings, the Partnership shall not be entirely terminated upon occurrence of an event as described in this paragraph 5, nor shall the Partnership be immediately terminated partially with regard to this Partner.

6.	If the Partnership will be terminated partially (only with respect to a Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

7.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator. Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and a plan of liquidation.

8.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner; and

(iii)	any reserve remaining after the return of the capital accounts shall be distributed amongst the Partners in proportion with their Ownership Interest.

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9.	The provisions of article 4 shall apply accordingly to this article 8.

Miscellaneous

Article 9

1.	The Partnership shall be interpreted, construed and governed in accordance with the laws of the Netherlands.

2.	Any dispute that may arise between the Partners of the Partnership shall be exclusively submitted to the District Court of Rotterdam, the Netherlands.

3.	There shall be no modification, amendment, change or alteration of the Partnership unless same shall be reflected in a written instrument executed by all Partners.

4.	The Partnership shall be binding upon and insure to the benefit of all Partners and their respective heirs, beneficiaries, legal representatives, successors, and assignees.

5.	All notices or other communications shall be made in writing by personal delivery, by registered or certified airmail, postage prepaid or by facsimile addressed to the recipient at its address as set forth in the appearance of this deed which address may be changed from time to time by notice delivered in accordance with this article.”

Article 2

Entire Agreement

This Deed, together with the documents referred to in it and including any agreements resulting here from, contains the entire agreement between the Parties relating to the transactions contemplated by this Deed and supersedes all prior drafts, previous agreements, arrangements and understandings, whether in writing or oral, between the Parties relating to these transactions except to the extent that they are repeated in this Deed.

Article 3

Amendments

This Deed may not be amended, supplemented or changed except by a written instrument signed by the Parties, nor may any provision of this Deed be waived, except by a written instrument making specific reference to this Deed signed by the Party against whom enforcement of any such amendment, supplement, change or waiver is sought.

Article 4

Assignment

None of the rights or obligations under this Deed may be assigned or transferred without the prior written consent of all of the Parties.

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Article 5

Severability

If one or more provisions of this Deed is held by any court of competent jurisdiction to be, wholly or partially, illegal, void invalid or unenforceable, the remaining provisions shall remain in force. The Parties undertake to replace the invalid or the unenforceable provisions of this Deed by provisions which are effective and which - taking into account the object and purpose of this Deed - deviate as little as possible from the invalid provisions.

Article 6

Rescission

The Parties waive their respective rights to rescind this Deed.

Article 7

Further assurance

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this.

Article 8

Governing law and competent court

8.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands.

8.2	Any issue or dispute, controversy or claim arising out of or in connection with this Deed, or the breach, termination or invalidity thereof, whether any such disputes are contractual or non contractual in nature, shall be submitted to the competent courts in The Hague, the Netherlands.

POWERS OF ATTORNEY/ATTACHMENTS

1.	The powers of attorney granted to the appearing person are evidenced by three (3) written powers of attorney, which are attached to this deed.

2.	Furthermore to this deed attached are (fax)copies of:

a.	the Partnership Resolution (Annex I);

b.	the consent of the Bank (Annex II)

FINAL PROVISION

The appearing person is known to me, civil law notary.

WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague (‘s-Gravenhage), The Netherlands, on the date first written above.

Prior to the execution of this Deed, I, civil law notary, informed the appearing person of the substance of the Deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result from this Deed.

Subsequently, the appearing person declared to have taken note of the contents of this Deed after timely being given the opportunity thereto and waived a full reading of this Deed.

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Immediately after a limited reading, this deed was signed by the appearing person and me, civil law notary at five hours and forty-five minutes post meridiem and becomes effective as per that time.

Signed by the appearing person and the Notary

ISSUE FOR TRUE COPY

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AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT

(SETTLEMENT)

TRONOX HOLDINGS EUROPE C.V.

On this day, the twenty-seventh day of June, two thousand and twelve, appeared before me, Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), The Netherlands:

Pauline Marije Vos, born at Zwolle, the Netherlands on the fifth day of October nineteen hundred seventy, lawyer at Bird & Bird, LLP, in The Hague, the Netherlands, with office address: Van Alkemadelaan 700, 2597 AW The Hague, the Netherlands, for the purposes hereof acting as a written attorney of:

1.	Tronox Worldwide Pty Limited (ACN 158 561 061), an Australian proprietary company limited by shares, incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102, Australia (“Tronox Worldwide Pty”); for the purposes hereof acting: as managing partner (beherend vennoot) of: Tronox Holdings Europe C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, having its registered office at One Brodie Hall Drive, Bentley, Western Australia 6102, Australia and registered with the Dutch trade register under number: 24424862 (the “Partnership”),

2.	Tronox Limited (ACN 153 348 111), a public company limited by shares and incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“Tronox Ltd”), for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership; and

3.	Tronox Global Holdings Pty Ltd (ACN 154 691 826), a proprietary company limited by shares incorporated under the laws of Australia, having its business address at One Brodie Hall Drive, Bentley, Western Australia 6102 (“TGH”) for the purposes hereof acting: as limited partner (commanditaire vennoot) of the Partnership.

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Tronox Worldwide Pty, Tronox Ltd AND TGH also jointly referred to as: the “Partners” and separately the “Partner”

The appearing person, acting as aforementioned, declared:

WHEREAS:

(A).

Tronox Worldwide Pty, Tronox Ltd and TGH together constitute a limited partnership (commanditaire vennootschap) under the laws of the Netherlands: Tronox Holdings Europe C.V. (the “Partnership”), entered into on the twentieth day of November, two thousand and seven, by a notarial deed executed before a substitute of Steven van der Waal, civil law notary, officiating in The Hague (‘s-Gravenhage), the Netherlands, registered with the trade register of the Chamber of Commerce under number 24424862 and which agreement was partially amended on the nineteenth day of September, two thousand and eight, by a notarial deed executed before Renatus Martinus Rieter, civil law notary officiating in The Hague (‘s-Gravenhage), the Netherlands (at that time officiating in Amsterdam), and further amended by notarial deeds executed before the aforementioned civil law notary R.M. Rieter on the nineteenth day of May, two thousand and ten, on the twenty-second day of June, two thousand and twelve, and (twice) on the twenty-fifth day of June, two thousand and twelve (the “Limited Partnership Agreement”).

(B)	Tronox Worldwide Pty is the managing partner (beherend vennoot) and TGH and Tronox Ltd each are a limited partner (stille vennoot) of the Partnership;

(C)	Tronox Worldwide Pty has a total interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%) whereas TGH has a total interest in the Partnership of four thousandth percent (0.004%); and Tronox Ltd has a total interest in the Partnership of sixty percent (60.000%);

(D)	The most recent deed of amendment of the Limited Partnership Agreement was executed on the twenty-fifth day of June, two thousand and twelve at five hours and forty-five minutes post meridiem Central European Time (5.45 pm CET) and became effective as per that moment.

(E)	As per the moment the deed referred to under (D) became effective, the managing partner of the Partnership was Tronox Worldwide LLC, a limited liability company formed under the laws of the state of Delaware, United States of America, having its primary address at Tronox Technical Center, 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134, United States of America (“Tronox Worldwide LLC”).

(F)	As per the twenty-fifth day of June, two thousand and twelve at five hours and fifty-nine minutes post meridiem, Central European Time (5.59 pm CET)/eleven hours and fifty-nine minutes post meridiem, United States Eastern Daylight Time (11.59 pm US EDT) (the “Effective Time”) Tronox Worldwide LLC was transferred, domesticated and continued from the State of Delaware, United States of America to Australia (as permitted by Section 18-213 of the Delaware Limited Liability Company Act) and as from the Effective Time has become Tronox Worldwide Pty. Attached is a Certificate of Transfer witnessing the same.

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(G).	For the avoidance of doubt, the Partners wish to settle (vaststellen) the facts described under (F) and want the Limited Partnership Agreement to reflect these facts, and thereto amend the Limited Partnership Agreement (the “Amendment”).

(H).	the Partnership interests have not been encumbered with a right of pledge or any other limited right, except for a first priority disclosed right of pledge (openbaar pandrecht eerste in rang) created in favour of Goldman Sachs Bank USA, a New York chartered bank (the “Bank”).

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Article 1

Settlement

The Partners hereby settle (stellen vast) that as per the Effective Time, Tronox Worldwide LLC was transferred, domesticated and continued from the State of Delaware, United States of America to Australia (as permitted by Section 18-213 of the Delaware Limited Liability Company Act) and has become Tronox Worldwide Pty.

Article 2

Amendment to Partnership Agreement

The Partners hereby resolve and agree that article 3 paragraph 1 of the Limited Partnership Agreement shall be amended with effect as of the Effective Time and shall henceforth read as follows:

“1.	The Managing Partner, being Tronox Worldwide Pty Limited (ACN 155 254 274) shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited (ACN 153 348 111) Shall have a total interest of sixty percent (60.000%) and Tronox Global Holdings Pty Ltd (ACN 154 691 826), shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.”

The Partners hereby establish that, after the amendment, the full text of the Partnership Agreement reads as follows:

“Agreement, Name, Seat

Article 1

1.

The Managing Partner and the Limited Partners hereby jointly constitute a Limited Partnership (Commanditaire Vennootschap) under the laws of the Netherlands as set forth in article 19 of the Dutch Commercial Code (Wetboek van Koophandel) with effect as of the execution of this deed, hereinafter referred to as: the “Notarial Deed”, where under the Managing Partner shall act as the managing partner

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(Beherend Vennoot), and each of the Limited Partners shall act as a limited partner (Commanditair Vennoot). The Managing Partner and the Limited Partners hereinafter also collectively referred to as: the “Partners”, or individually as: the “Partner”, as the case may be.

2.	The name of the limited partnership is: Tronox Holdings Europe C.V., hereinafter to be referred to as: the “Partnership”.

3.	The Partnership has its registered office at One Brodie Hall Drive, Bentley, Western Australia, 6102 Australia.

4.	In this Notarial Deed, unless the context indicates otherwise, references to the singular include a reference to the plural and vice versa.

Objects

Article 2

The objects of the Partnership are:

a.	to acquire, possess, manage, sell, exchange, transfer, alienate, issue and trade in shares and other certificates of participation, bonds, funds, promissory notes, debentures, bills of exchange and other evidences of indebtedness and other securities;

b.	to contract, and to grant money loans and to give security for the fulfillment of the obligations of the Partnership or of third parties;

c.	to acquire:

•	patents, designs, secret processes or formulas, trademarks and the like;

•	royalties for the use of industrial, commercial or scientific equipment;

•	remunerations for the rendering of technical assistance, managerial support and other services;

d.	to invest its assets either directly or indirectly in real property and rights, situated or established outside the Netherlands which includes to acquire, own, manage, hire, let, rent, lease, parcel out, drain, develop, build upon, alienate, encumber and exploit of this real property;

e.	the trade in, including the import and export and the future businesses, and to finish and process raw materials, minerals, metals, half and final manufactures and final products of any sort and under every name possible;

f.	the representation and the management of the interests of third parties; and

g.	to perform, as principal, agent, commission agent, manager and/or administrator, everything that is related to the foregoing or may be useful or necessary thereto, which includes to participate, to acquire and to co-operate in any other enterprises or legal entities with similar or related objects.

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Ownership Interest, Participations, Capital Contribution, Capital Accounts and Current Account

Article 3

1.	The Managing Partner, being Tronox Worldwide LLC shall have an interest in the Partnership of thirty-nine and nine-hundred ninety-six thousandth percent (39,996%), Tronox Limited shall have a total interest of sixty percent (60.000%) and Tronox Global Holdings Pty Ltd shall have a total interest of four thousandth percent (0.004%). The interests of each Partner in the Partnership are hereinafter referred to as: the “Ownership Interest”. The Managing Partner shall keep a register of the Ownership Interest of the Partners.

2.	For the purpose of this deed the value of a contribution in kind is determined at the fair market value at the time of contribution to the Partnership. The capital account of each Partner as defined in paragraph 4 of this article 3 shall be credited for the respective value of its contribution to the Partnership.

3.	The Partners may from time to time agree unanimously that further contributions (in kind or in cash) are required in the interest of the Partnership and that the capital of the Partnership thus should be increased.

4.	A capital account shall be established for each Partner and shall be maintained throughout the duration of the Partnership. Further contributions or withdrawals of contributions of whatever amount may only be decided and shall only take place with the prior written unanimous approval of all of the Partners. For each participation a depository receipt can be issued by the Managing Partner. Such depository receipt shall not constitute in whatever form conclusive evidence for the aggregate amount of the capital account of each Partner. The capital account of each Partner shall be credited for (i) the contribution as referred to in paragraph 2 of this article 3 and (ii) any further contributions. The capital account of each Partner shall be debited for (i) the amount of any repayment of capital or withdrawal in any form, and (ii) with any loss of the Partnership in a financial year in proportion with its Ownership Interest.

5.	Any repayment of capital or withdrawal in whatever form and any distribution of profits during the continuance of the Partnership shall be subject to the prior written unanimous consent of all Partners. Distributions as a result of withdrawals may be made in cash or in kind in which case the value of the property must be agreed by all the Partners. Distributions of cash or other property of the Partnership may be made in proportion or disproportion to the balances of the Partners’ capital accounts upon the prior written unanimous approval of the Partners as set forth above.

6.	No interest shall accrue on the amounts of the capital accounts of the Partners.

7.	The Partnership shall maintain in its books a current account for each of the Partners. No interest shall accrue on the amounts of the current account.

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8.	The Limited Partners shall never be liable for any amount in excess of its capital contribution.

9.	The Managing Partner and the Limited Partners shall jointly have both legal title to and beneficial ownership of (gemeenschap) the assets of the Partnership in proportion to the Ownership Interests of the Partners.

Transfer of Ownership Interest, Admission and substitution of Partners, Participation in and by other partnerships

Article 4

1.	Neither Partner shall have the right to sell, assign, encumber, mortgage, hypothecate, transfer or otherwise dispose of its Ownership interest (in whole or in part) without the prior written unanimous consent of all Partners.

2.	Admission to the Partnership of a new partner (limited or managing partner) or substitution of one of the Partners, either a Managing Partner or a Limited Partner shall always be subject to the unanimous prior written approval of all Partners.

3.	In case a Partner is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all the partners (limited or managing partner) of such Partner-hereinafter referred to as: the “Upper-tier Partners”.

4.	In case a limited partner of the Partnership is a transparent entity according to Dutch tax principles, any admission and/or substitution of an Upper-tier Partner shall require the prior written unanimous consent of all the Partners and all of the Upper-tier Partners.

5.	If the Partnership has become a partner of another entity which is a transparent entity according to Dutch tax principles, any admission and/or substitution of a limited partner shall in addition require the prior written unanimous consent of all of the partners (limited partners and managing partners) of such entity—hereinafter referred to as: the “Lower-tier Partners”.

6.	In case the Partnership wishes to become a partner (whether as a limited partner or as a managing partner) of another entity which is a transparent entity according to Dutch tax principles, or in case another entity which is a transparent entity according to Dutch tax principles wishes to become a partner in the Partnership, such other entity’s partnership agreement, statute, clauses, bylaws or other governing document or agreement, whichever applies, has to contain provisions similar to this article 4.

7.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner without the prior written unanimous consents required under this article 4 shall be null and void.

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8.	Any admission or substitution of a partner, an Upper-tier Partner or a Lower-tier Partner does not cause the Partnership to terminate or dissolve.

9.	Any admission or substitution of a Partner, Upper-tier Partner or a Lower-tier Partner as referred to in this article 4, shall include proposed capital contributions and repayments of capital contributions on a non-pro rata basis and any transfers of interests in the Partnership among Partners.

10.	By signing the registration and/or de-registration in the register referred to in article 3, paragraph 1 of this agreement the new partner or the substituting partner, as the case may be, shall have unconditionally agreed to be subject to and be bound by all the provisions of this agreement as if originally a party thereto, as per the date of such signing, or as of such other effective date as explicitly provided in this agreement.

11.	Any and all Partners hereby undertake to take any and all necessary and appropriate actions required to perfect the transfer and assignment of the ownership interest following an assignment, a withdrawal or a substitution as provided for in this agreement.

12.	To that effect the Partners hereby grant one another full power of attorney to perform any and all legal and other acts that are deemed necessary and/or desirable in order to effect a transfer and/or assignment as referred to hereinabove.

Authority to represent and act on behalf of the Partnership

Article 5

1.	The power to represent the Partnership (vertegenwoordigingsbevoegdheid) is exclusively attributed to the Managing Partner. The Managing Partner shall also have the exclusive power to manage the daily affairs of the Partnership (beheersbevoegdheid) and the power to take major business decisions for the Partnership including the exclusive power to dispose property of the Partnership (beschikkingsbevoegdheid). A Limited Partner shall not have the powers described in the previous sentence.

2.	Notwithstanding paragraph 1 of this article 5 the following legal actions require the prior unanimous approval of the Partners:

•	pledge any of the Partnership’s assets or otherwise guarantee the debts or performance of any contract or obligation of third parties;

•	establish or close branches or offices of the Partnership;

•	alienate participations;

•	sell or encumber real estate or rights relating therewith;

•	borrow money, assume (bank) credits for any amount;

•	lend money to third parties for any amount;

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•	entering into credit agreements; and

•	making investments for any amount.

3.	Notwithstanding paragraphs 1 and 2 of this article 5, upon prior unanimous approval of all existing Partners, a limited power of attorney may be granted to other persons or entities authorizing them to exercise any of the above mentioned legal actions for a specified period, or to terminate such a power.

Partner meetings

Article 6

1.	An ordinary Partner meeting shall be held annually within six (6) months after the close of the financial year of the Partnership. During this ordinary Partner meeting, if the annual accounts and profit and loss statement of the Partnership have been presented, they will be discussed, determined and approved by the Partner meeting. Approval of the annual accounts shall discharge the Managing Partner for the performance of its duties. Each Partner has the right to call an extraordinary Partner meeting. At least fourteen (14) days prior to the Partner meeting the Partners shall be notified by the Managing Partner in writing with respect to the time, date and place of the Partner meeting as well as the agenda.

2.	At a Partner meeting each Partner will have one vote for each of his participations as referred to in article 3, paragraph 4 of this agreement.

3.	Any action required or permitted to be taken at any Partner meeting may be taken outside such a Partner meeting, provided however a written consent is signed to this effect by each of the Partners.

4.	The Partner meeting will in any case be held outside the Netherlands.

5.	The Managing Partner will act as chairman of the Partner meeting. If the Partnership has more than one Managing Partner, the Managing Partners shall appoint one of them to act as chairman of this meeting.

Financial Year, Annual Accounts, Profit and Loss

Article 7

1.	The financial year of the Partnership is equal to the calendar year.

2.	The corporate and financial records as well as the bookkeeping of the Partnership is kept by and accounted by the Managing Partner in accordance with generally accepted accounting principles recognized in the Netherlands consistently applied.

3.	Within three (3) months after the end of the financial year of the Partnership, the Managing Partner shall prepare the un-audited annual accounts of the Partnership consisting of a balance sheet as of December thirty-first of said year as well as a profit and loss statement.

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4.	The net profits of the Partnership of the fiscal year to be determined in accordance with Dutch general accounting principles consistently applied shall be divided between the Partners in proportion with its respective Ownership Interest and the net losses of the Partnership shall be borne by the Partners in proportion with its respective Ownership Interest.

Termination, Continuance and Liquidation

Article 8

1.	The Partnership can be terminated at any time by prior written unanimous consent of all the Partners.

2.	By giving notice to the Managing Partner, observing a three (3) months notice, a Limited Partner can withdraw from the Partnership, in which case paragraph 7 of this article 8 applies. If there are no remaining Limited Partners, the Partnership shall be entirely terminated

3.	In the event one of the Managing Partners materially breaches any of the provisions set forth herein, the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and consequently the Partnership is terminated immediately with regard to this Managing Partner.

In the event the Partnership has only one Managing Partner, the Partnership shall be entirely terminated if no substitute Managing Partner is appointed within three (3) weeks upon occurrence of an event as described in this paragraph 3, unless otherwise prescribed by Dutch law.

4.	In the event one of the Limited Partners materially breaches any of the provisions set forth herein:

a.	the notice requirement as provided for in paragraph 2 of this article 8 does not apply, and the Partnership is terminated automatically with regard to this Limited Partner; and

b.	the Ownership Interest of this Limited Partner shall be assigned to the other Limited Partners pro rata to each of such Limited Partner’s Ownership Interest.

In the event the Partnership has only one Limited Partner, the Partnership shall be entirely terminated upon occurrence of an event as described in this paragraph 4.

5.	For the avoidance of doubt, in the event one of the Managing Partners or one of the Limited Partners (i) becomes the subject of a receivership, judicial supervision, suspension or moratorium of payment, (ii) is declared bankrupt, or (iii) starts involuntary or voluntary liquidation or dissolution proceedings, the Partnership shall not be entirely terminated upon occurrence of an event as described in this paragraph 5, nor shall the Partnership be immediately terminated partially with regard to this Partner.

6.

If the Partnership will be terminated partially (only with respect to a Managing Partner if paragraph 3 of this article 8 applies or with respect to a Limited Partner if paragraph 4 of this article 8 applies), the remaining Partners are obliged to

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distribute to the disappearing Partner or its legal successor(s) the balance of its capital account within sixty (60) days upon occurrence of the event that has led to the partial termination of the Partnership.

7.	Upon termination of the entire Partnership, the Partners shall appoint a liquidator that shall commence to wind up the affairs of the Partnership and to liquidate the Partnership’s assets. In the event no liquidator has been appointed by the Partners within two (2) weeks after termination, the Managing Partner shall act as liquidator. Furthermore the liquidator shall prepare a financial liquidation balance sheet of the Partnership and a plan of liquidation.

8.	The plan of liquidation shall be the following:

(i)	all of the Partnership’s debts and liabilities (including but not limited to the expenses of liquidation) to persons other than the Partners shall be adequately reserved for or paid and discharged;

(ii)	the amount of the capital account and the current account of each Partner as reflected on the liquidation balance sheet shall be (re)paid to each Partner, and

(iii)	any reserve remaining after the return of the capital accounts shall be distributed amongst the Partners in proportion with their Ownership Interest.

9.	The provisions of article 4 shall apply accordingly to this article 8.

Miscellaneous

Article 9

1.	The Partnership shall be interpreted, construed and governed in accordance with the laws of the Netherlands.

2.	Any dispute that may arise between the Partners of the Partnership shall be exclusively submitted to the District Court of Rotterdam, the Netherlands.

3.	There shall be no modification, amendment, change or alteration of the Partnership unless same shall be reflected in a written instrument executed by all Partners.

4.	The Partnership shall be binding upon and insure to the benefit of all Partners and their respective heirs, beneficiaries, legal representatives, successors, and assignees.

5.	All notices or other communications shall be made in writing by personal delivery, by registered or certified airmail, postage prepaid or by facsimile addressed to the recipient at its address as set forth in the appearance of this deed which address may be changed from time to time by notice delivered in accordance with this article.”

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Article 3

Entire Agreement

This Deed, together with the documents referred to in it and including any agreements resulting here from, contains the entire agreement between the Parties relating to the transactions contemplated by this Deed and supersedes all prior drafts, previous agreements, arrangements and understandings, whether in writing or oral, between the Parties relating to these transactions except to the extent that they are repeated in this Deed.

Article 4

Amendments

This Deed may not be amended, supplemented or changed except by a written instrument signed by the Parties, nor may any provision of this Deed be waived, except by a written instrument making specific reference to this Deed signed by the Party against whom enforcement of any such amendment, supplement, change or waiver is sought.

Article 5

Assignment

None of the rights or obligations under this Deed may be assigned or transferred without the prior written consent of all of the Parties.

Article 6

Severability

If one or more provisions of this Deed is held by any court of competent jurisdiction to be, wholly or partially, illegal, void invalid or unenforceable, the remaining provisions shall remain in force. The Parties undertake to replace the invalid or the unenforceable provisions of this Deed by provisions which are effective and which - taking into account the object and purpose of this Deed - deviate as little as possible from the invalid provisions.

Article 7

Rescission

The Parties waive their respective rights to rescind this Deed.

Article 8

Further assurance

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this.

Article 9

Governing law and competent court

9.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands.

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9.2	Any issue or dispute, controversy or claim arising out of or in connection with this Deed, or the breach, termination or invalidity thereof, whether any such disputes are contractual or non contractual in nature, shall be submitted to the competent courts in The Hague, the Netherlands.

POWERS OF ATTORNEY

The powers of attorney granted to the appearing person are evidenced by three (3) written powers of attorney, which are attached to this deed.

FINAL PROVISION

The appearing person is known to me, civil law notary.

WITNESSED THIS DEED, the original of which was drawn up and executed in The Hague (‘s-Gravenhage), The Netherlands, on the date first written above.

Prior to the execution of this Deed, I, civil law notary, informed the appearing person of the substance of the Deed and gave him an explanation thereon, and furthermore pointed out the consequences which will result from this Deed.

Subsequently, the appearing person declared to have taken note of the contents of this Deed after timely being given the opportunity thereto and waived a full reading of this Deed. Immediately after a limited reading, this deed was signed by the appearing person and me, civil law notary

(Signed by the person appearing and the Notary)

ISSUED AS TRUE COPY

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